UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund: BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of
BlackRock Master LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2008

Date of reporting period: 06/01/2008 – 10/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

OCTOBER 31, 2008

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund of BlackRock Series, Inc.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT

OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the “Fed”) has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions — on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(29.28)%	(36.10)%
Small cap U.S. equities (Russell 2000 Index)	(24.39)	(34.16)
International equities (MSCI Europe, Australasia, Far East Index)	(41.21)	(46.62)
Fixed income (Barclays Capital U.S. Aggregate Index*)	(3.63)	0.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(4.70)	(3.30)
High yield bonds
(Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)	(24.86)	(25.41)

*Formerly a Lehman Brothers Index.

Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary BlackRock Global Emerging Markets Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?
•The Fund recently changed its fiscal year end to October 31. In a broadly challenging environment for global equities, the Fund underperformed the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets
Index for the 12-month period.

What factors influenced performance?
•Stock selection in the Latin American region was the primary driver of the
Fund’s relative underperformance over the period, with particularly weak selection in Brazil. Stock selection in South Korea also hampered results, particularly the Fund’s holdings in Korean insurance- and infrastructure-
related stocks.

•On the positive side, strong stock selection in Emerging Europe and Asia aided relative returns. The three largest contributors at the stock level were
Teva Pharmaceutical Industries Ltd. in Israel, AmBev in Brazil and China South
Locomotive & Rolling Corp. As the markets fell, the Fund’s large cash holdings also proved advantageous. On a sector basis, the Fund’s underweight in the materials sector contributed positively to performance, as did overweights in energy, industrials and telecommunication services.

Describe recent portfolio activity.
•During the 12-month period, we reduced the Fund’s underweight position in
Asia, notably by buying stocks in China after valuations became more com-
pelling. Meanwhile, we trimmed positions in Brazil and Russia.

•From a sector perspective, we cut the Fund’s exposure to the materials and technology sectors, while increasing its holdings in the telecommunication services and financials sectors.

Describe Fund positioning at period-end.
•At period end, the Fund’s largest sector overweight positions were in tele-
communication services and consumer staples. Its major underweight positions were in the consumer discretionary and information technology sectors.

•Geographically, the Fund remains slightly overweight in Latin America, mainly through holdings in Mexico and Peru, while maintaining underweights in the
Europe, Middle East and Africa (EMEA) region and Asia.

•The global environment remains very challenging. Fears of inflation have disappeared, and have now been replaced by concerns about global growth.
Consequently, volatility is likely to remain high. Nevertheless, valuations in some markets are now starting to look attractive. We believe that we may be able to add value through our team’s strong fundamental research and careful asset allocation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2008	October 31, 2008	During the Period[1]	May 1, 2008	October 31, 2008	During the Period[1]
Institutional	$1,000	$477.30	$5.66	$1,000	$1,017.54	$ 7.73
Investor A	$1,000	$476.60	$6.77	$1,000	$1,016.03	$ 9.25
Investor B	$1,000	$474.90	$9.81	$1,000	$1,011.89	$13.39
Investor C	$1,000	$474.50	$9.77	$1,000	$1,011.94	$13.34

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.52% for Institutional, 1.82% for Investor A, 2.64% for Investor B, and 2.63% for Investor C),
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

4 ANNUAL REPORT

OCTOBER 31, 2008

BlackRock Global Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.
3 This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

Performance Summary for the Period Ended October 31, 2008

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(52.27)%	(57.49)%	—	7.78%	—	8.35%	—
Investor A	(52.34)	(57.61)	(59.83)%	7.48	6.33%	8.07	7.49%
Investor B	(52.51)	(57.95)	(59.40)	6.65	6.42	7.37	7.37
Investor C	(52.55)	(57.97)	(58.29)	6.64	6.64	7.20	7.20
MSCI Emerging Markets Index	(51.25)	(56.22)	—	9.87	—	10.05	—

4 Assuming maximum sales charges.
See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
Past performance is not indicative of future results.

ANNUAL REPORT

OCTOBER 31, 2008

5

Fund Summary BlackRock Latin America Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?
•The Fund recently changed its fiscal year end to October 31. The Fund underperformed the benchmark Morgan Stanley Capital International (MSCI)
Emerging Markets Latin America Index for the 12-month period.

What factors influenced performance?
•The largest detractor from performance was stock selection in Brazil, in particularly overweight positions in steel maker Usinas Siderurgicas de
Minas Gerais SA, Companhia Vale do Rio Doce’s (Vale) holding company
Bradespar SA and Brazilian homebuilder Agra Empreendimentos Imobiliarios
SA. An underweight position in Mexico also hampered results, as did owner-
ship of oil services giant Tenaris SA.

•On the positive side, overweight positions in beverage producer Companhia de Bebidas das Américas — AmBev, wireless operator America Movil, SA de CV and financial institutions Banco Bradesco SA in Brazil and Banco
Santander Chile SA benefited comparative performance. Underweight posi-
tions in Cemex, SA de CV and Vale also proved advantageous. There were no significant positive contributors at the country level.

Describe recent portfolio activity.
•During the period, we increased the Fund’s exposure to Brazil, adding names in the consumer, financials and industrials sectors, which tend to be more domestically-oriented. The recent increase in Chile was entirely related to adding Antofagasta Plc, a low-cost producer of copper with significant cash on its balance sheet. Additionally, we initiated a position in Peru for the first time in more than two years.

•In Mexico, we reduced exposure to the consumer and commodity sectors, while in Argentina, we trimmed the Fund’s holding in Tenaris, given its upcom-
ing deletion from the benchmark and falls in oil prices.

Describe Fund positioning at period-end.
•Following one of the most difficult times in decades for global markets, the Fund is positioned to benefit from an eventual rebound. Latin America continues to fall along with global markets given investors declining appetite for risk. The usual knee-jerk reaction is to sell emerging markets in a period of risk reduction, and because Brazil ranks among the largest and most liquid markets in the emerging world, it is one of the first areas to be sold. However, the region is proving its resilience from a macro-economic standpoint, and could be a strong outperformer once markets stabilize and fundamentals become a focal point again.

•We believe that Brazil remains one of the most attractive markets in the world. Accordingly, the region represents the Fund’s largest overweight relative to the MSCI Emerging Markets Latin America Index, as well as its largest absolute weight. Valuations are back to 2003-2004 levels, despite a deeper equity market, the country’s recent advance to investment grade status, strong corporations, and a banking system whose health was questioned during recent months but, in our opinion, proved its health and ability to adapt.

•By contrast, Mexico remains an underweight, as the country continues to be challenged by the U.S. recession. Several companies are suffering from liquidity issues due to derivatives exposure; however, there are a number of other companies that look promising and could prove to be attractive investments in this market. At period-end, the majority of the Fund’s Mexican weight was in America Movil, with additional exposures in the homebuilder and consumer sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2008	October 31, 2008	During the Period[1]	May 1, 2008	October 31, 2008	During the Period[1]
Institutional	$1,000	$430.60	$4.87	$1,000	$1,018.39	$ 6.87
Investor A	$1,000	$430.00	$5.77	$1,000	$1,017.13	$ 8.13
Investor B	$1,000	$428.00	$8.89	$1,000	$1,012.75	$12.53
Investor C	$1,000	$428.20	$8.68	$1,000	$1,013.05	$12.23

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.35% for Institutional, 1.60% for Investor A, 2.47% for Investor B, and 2.41% for Investor C),
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

6 ANNUAL REPORT

OCTOBER 31, 2008

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests primarily in Latin America equity and debt securities.
3 This unmanaged market-capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

Performance Summary for the Period Ended October 31, 2008
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(56.94)%	(57.00)%	—	20.38%	—	15.73%	—
Investor A	(57.00)	(57.12)	(59.37)%	20.08	18.79%	15.44	14.82%
Investor B	(57.20)	(57.49)	(59.09)	19.14	18.94	14.71	14.71
Investor C	(57.18)	(57.47)	(57.82)	19.16	19.16	14.54	14.54
MSCI Emerging Markets Latin America Index	(53.41)	(51.77)	—	21.39	—	15.01	—
[4] Assuming maximum sales charges.
See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
Past performance is not indicative of future results.

ANNUAL REPORT OCTOBER 31, 2008 7

Fund Summary BlackRock International Fund of BlackRock Series, Inc.

Portfolio Management Commentary

How did the Fund perform?
•The Fund recently changed its fiscal year end to October 31. Through its investment in BlackRock Master International Portfolio of BlackRock Master
LLC, the Fund’s Institutional and Investor A Shares slightly outperformed the benchmark Morgan Stanley Capital International (MSCI) EAFE Index, while its Investor B and C Shares slightly underperformed the benchmark for the
12-month period.

What factors influenced performance?
•The Fund realized strong returns from its sector allocations during the period, but stock selection generally detracted from overall performance.

•The largest driver of Fund performance versus the benchmark was both stock selection and an underweight position in the financials sector. This underweight was largely due to our concerns surrounding the capital positions and long-
term profitability of financial companies.

•While stock selection was the main detractor from performance, the Fund did have positive stock selection in some sectors. For example, the overweight and stock selection within information technology benefited performance, led by Taiwan Semiconductor Manufacturing Co., Ltd. Selection in the health-
care sector was also positive, driven largely by positions in Roche Holding AG and Fresenius Medical Care.

•From a regional standpoint, our overweight position in Europe and under-
weight in Japan were the most notable detractors from relative performance.
A small allocation to South Africa through MTN Group Ltd. and an overweight position in Asia excluding Japan contributed positively to performance.

Describe recent portfolio activity.
•We began reducing Fund exposure to global growth industries late in the sum-
mer of 2008. From this point through period-end, we saw major shifts within the market and aggressively moved the Fund into more defensive stocks.

•Likewise, Fund exposure to emerging markets was reduced. Initially, we believed that emerging market economies would fare better than their devel-
oped market counterparts during the current downturn given their higher GDP growth and better macroeconomic fundamentals. However, while select com-
panies like China Mobile Ltd. have performed well, most emerging markets suffered more than developed markets and their downside risk increased as they continued to decline in price.

•Our more defensive view of the market led us to increase Fund weightings in the telecommunication services and consumer staples sectors, where we favor companies like Telefonica SA and British American Tobacco Plc for their strong balance sheets, strong cash flow and stable businesses.

Describe Fund positioning at period-end.
•At period-end, the Fund had a small overweight in emerging markets and an overweight in the U.K., focused primarily on companies with international earnings and operations. The Fund remains underweight in Japan. On a sector basis, we have maintained the Fund’s overweights in telecommunication services and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2008	October 31, 2008	During the Period[1]	May 1, 2008	October 31, 2008	During the Period[1]
Institutional	$1,000	$566.90	$ 6.56	$1,000	$1,016.83	$ 8.44
Investor A	$1,000	$565.70	$ 7.89	$1,000	$1,015.12	$10.16
Investor B	$1,000	$562.60	$12.17	$1,000	$1,009.62	$15.65
Investor C	$1,000	$564.00	$10.68	$1,000	$1,011.54	$13.74

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.66% for Institutional, 2.00% for Investor A, 3.09% for Investor B, and 2.71% for Investor C),
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8 ANNUAL REPORT

OCTOBER 31, 2008

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master LLC. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
3 This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

Performance Summary for the Period Ended October 31, 2008

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(43.31)%	(46.27)%	—	1.52%	—	(0.70)%	—
Investor A	(43.43)	(46.45)	(49.26)%	1.26	0.17%	(0.96)	(1.49)%
Investor B	(43.74)	(47.07)	(49.45)	0.35	(0.05)	(1.57)	(1.57)
Investor C	(43.60)	(46.82)	(47.35)	0.47	0.47	(1.72)	(1.72)
MSCI EAFE Index	(41.21)	(46.62)	—	3.60	—	1.67	—

4 Assuming maximum sales charges.
See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
Past performance is not indicative of future results.

ANNUAL REPORT OCTOBER 31, 2008 9

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% . In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the perform-
ance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distribu-
tions or the redemption of fund shares. The Fund may charge a 2% redemp-
tion fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees appli-
cable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, dis-
tribution fees including 12b-1 fees, and other Fund expenses. The expense example on pages 4, 6 and 8 (which is based on a hypothetical investment of $1,000 invested on May 1, 2008 and held through October 31, 2008)
is intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by
$1,000 and then multiply the result by the number corresponding to their share class under the heading “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypo-
thetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds.
If these transactional expenses were included, shareholder expenses would have been higher.

10 ANNUAL REPORT

OCTOBER 31, 2008

Portfolio Information as of October 31, 2008

BlackRock Global Emerging Markets Fund, Inc.

Ten Largest Holdings	Percent of		Percent of
(Equity Investments)	Net Assets		Long-Term
		Geographic Allocation	Investments
Petroleo Brasilieiro SA	5%
Companhia Vale do Rio Doce (Preference ‘A’ Shares)	5	China	15%
China Mobile Ltd.	4	Brazil	15
OAO Gazprom	4	South Korea	12
Teva Phamaceutical Industries Ltd.	3	Taiwan	10
MTN Group Ltd.	3	Russia	9
America Movil, SA de CV	3	South Africa	7
Cathay Financial Holding Co., Ltd.	3	Mexico	6
Banco Bradesco SA	2	India	6
Samsung Electronics Co., Ltd.	2	Israel	3
		United States	3
		Chile	2
Five Largest Industries	Percent of	Turkey	2
(Equity Investments)	Net Assets
		Czech Republic	2
Oil, Gas & Consumable Fuels	15%	United Kingdom	1
Wireless Telecommunication Services	15	Thailand	1
Metals & Mining	12	Argentina	1
Commercial Banks	12	Hong Kong	1
Insurance	7	Indonesia	1
		Malaysia	1
For Fund compliance purposes, the Fund’s industry classifications refer to any one
or more of the industry sub-classifications used by one or more widely recognized		Poland	1
market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

BlackRock Latin America Fund, Inc.

Ten Largest Holdings	Percent of		Percent of
(Equity Investments)	Net Assets		Long-Term
		Geographic Allocation	Investments
Petroleo Brasileiro SA	17%
Companhia Vale do Rio Doce (Preference ‘A’ Shares)	11	Brazil	72%
America Movil, SA de CV	8	Mexico	17
Banco Bradesco SA	6	Chile	5
Usinas Siderurgicas de Minas Gerais SA (Preference ‘A’ Shares)	4	Argentina	3
Uniao de Bancos Brasileiros SA	4	Peru	2
Banco Itau Holding Financeira SA	4	Colombia	1
Cia de Bebidas das Americas (Preference Shares)	4
Wal-Mart de Mexico, SA de CV	3
Tenaris SA	3
Five Largest Industries	Percent of
(Equity Investments)	Net Assets
Metals & Mining	23%
Banks	19
Oil & Gas	18
Wireless Telecommunication Services	9
Beverages	6

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT

OCTOBER 31, 2008

11

Schedule of Investments October 31, 2008			BlackRock Global Emerging Markets Fund, Inc.
			(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value	Common Stocks	Shares	Value

Argentina — 1.3%			Czech Republic — 1.5%
Energy Equipment & Services — 0.8%			Electric Utilities — 1.5%
Tenaris SA (a)	52,607	$ 1,083,178	CEZ AS	44,630	$ 1,954,342
Metals & Mining — 0.5%			Total Common Stocks in the Czech Republic		1,954,342
Ternium SA (a)	64,470	567,981	Hong Kong — 1.2%
Total Common Stocks in Argentina		1,651,159	Real Estate Management & Development — 1.2%
Brazil — 14.7%			China Overseas Land & Investment Ltd.	1,346,000	1,519,994
Beverages — 1.1%			Total Common Stocks in Hong Kong		1,519,994
Cia de Bebidas das Americas			India — 4.2%
(Preference Shares) (a)	33,329	1,416,483	Commercial Banks — 1.1%
Commercial Banks — 3.2%			ICICI Bank Ltd. (a)	81,000	1,384,290
Banco Bradesco SA (a)	241,462	2,825,105	IT Services — 1.0%
Banco Industrial e Comercial SA (Preference Shares)	218,605	257,301	Infosys Technologies Ltd. (a)	45,000	1,319,400
Uniao de Bancos Brasileiros SA (a)	15,552	981,020
			Real Estate Management & Development — 0.1%
		4,063,426	DS Kulkarni Developers Ltd.	196,700	142,133
Diversified Telecommunication			Wireless Telecommunication Services — 2.0%
Services — 0.2%			Bharti Tele-Ventures Ltd. (b)	187,023	2,525,414
GVT Holding SA (b)	26,241	285,241
			Total Common Stocks in India		5,371,237
Household Durables — 0.3%
Rodobens Negocios Imobiliarios SA	135,455	409,522	Indonesia — 1.0%
			Diversified Telecommunication Services — 1.0%
Metals & Mining — 5.1%			Telekomunikasi Indonesia Tbk PT	2,615,500	1,308,500
Companhia Vale do Rio Doce
(Preference ‘A’ Shares) (a)	490,593	5,744,844	Total Common Stocks in Indonesia		1,308,500
Usinas Siderurgicas de Minas Gerais SA			Israel — 3.2%
(Preference ‘A’ Shares)	62,000	792,707	Pharmaceuticals — 3.2%
		6,537,551	Teva Pharmaceutical Industries Ltd. (a)	94,869	4,067,983
Oil, Gas & Consumable Fuels — 4.8%			Total Common Stocks in Israel		4,067,983
Petroleo Brasileiro SA (a)	275,787	6,086,619	Malaysia — 1.0%
Total Common Stocks in Brazil		18,798,842	Food Products — 1.0%
			IOI Corp. Bhd	1,522,300	1,206,710
Chile — 1.8%
Metals & Mining — 1.8%			Total Common Stocks in Malaysia		1,206,710
Antofagasta Plc	368,000	2,273,664	Mexico — 6.2%
Total Common Stocks in Chile		2,273,664	Beverages — 1.8%
			Fomento Economico Mexicano, SA de CV (a)	89,221	2,256,399
China — 14.8%
Commercial Banks — 0.5%			Commercial Banks — 0.2%
China Construction Bank Class H	1,313,000	651,352	Grupo Financiero Banorte, SA de CV ‘O’	156,364	282,531
Diversified Telecommunication Services — 1.2%			Construction Materials — 0.2%
China Telecom Corp., Ltd.	4,360,000	1,551,735	Cemex, SA de CV (a)(b)	29,750	224,910
Independent Power Producers & Energy Traders — 1.1%			Food & Staples Retailing — 1.2%
Datang International Power Generation Co. Ltd.	3,598,000	1,355,087	Wal-Mart de Mexico, SA de CV	552,450	1,485,508
Industrial Conglomerates — 1.1%			Wireless Telecommunication Services — 2.8%
Beijing Enterprises Holdings Ltd.	354,000	1,398,069	America Movil, SA de CV (a)	117,500	3,635,450
Insurance — 3.2%			Total Common Stocks in Mexico		7,884,798
China Life Insurance Co. Ltd.	885,000	2,365,069	Peru — 1.1%
Ping An Insurance Group Co. of China Ltd.	404,500	1,729,936	Commercial Banks — 1.1%
		4,095,005	Credicorp Ltd.	34,816	1,367,224
Machinery — 0.7%			Total Common Stocks in Peru		1,367,224
China South Locomotive and Rolling Corp. (b)	2,613,000	923,816	Poland — 0.6%
Metals & Mining — 0.4%			Commercial Banks — 0.6%
Angang New Steel Co. Ltd.	908,000	557,130	Powszechna Kasa Oszczednosci Bank Polski SA	67,527	762,908
Oil, Gas & Consumable Fuels — 2.4%			Total Common Stocks in Poland		762,908
CNOOC Ltd.	1,201,000	986,117	Russia — 8.5%
China Petroleum & Chemical Corp.	3,146,000	2,065,872	Diversified Telecommunication Services — 0.6%
		3,051,989	AO VimpelCom (a)	50,179	727,596
Wireless Telecommunication Services — 4.2%			Metals & Mining — 0.8%
China Mobile Ltd.	599,490	5,277,500	MMC Norilsk Nickel (a)	108,725	1,088,337
Total Common Stocks in China		18,861,683

See Notes to Financial Statements. ANNUAL REPORT OCTOBER 31, 2008 13

Schedule of Investments (continued)			BlackRock Global Emerging Markets Fund, Inc.
			(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value	Common Stocks	Shares	Value

Russia (concluded)			Taiwan (concluded)
Oil, Gas & Consumable Fuels — 6.4%			Electronic Equipment & Instruments — 2.0%
LUKOIL (a)	66,996	$ 2,559,247	HON HAI Precision Industry Co., Ltd.	1,044,250	$ 2,520,501
OAO Gazprom (a)	226,203	4,494,654	Insurance — 2.7%
Rosneft Oil Co. (b)	238,697	1,109,941	Cathay Financial Holding Co., Ltd.	3,177,050	3,412,123
		8,163,842	Semiconductors & Semiconductor Equipment — 1.8%
Real Estate Management & Development — 0.2%			Taiwan Semiconductor Manufacturing Co., Ltd. (a)	86,104	711,219
AFI Development Plc (a)(b)	150,911	241,458	Taiwan Semiconductor Manufacturing Co., Ltd.	1,075,878	1,565,463
Wireless Telecommunication Services — 0.5%					2,276,682
Mobile Telesystems (a)	16,444	643,783	Total Common Stocks in Taiwan		13,086,555
Total Common Stocks in Russia		10,865,016	Thailand — 1.5%
South Africa — 6.8%			Commercial Banks — 0.9%
Commercial Services & Supplies — 0.4%			Kasikornbank PCL	786,800	1,143,354
Blue Label Telecoms Ltd. (b)	1,331,553	551,140	Wireless Telecommunication Services — 0.6%
Diversified Financial Services — 1.4%			Advanced Info Service PCL (a)	354,200	745,412
FirstRand Ltd.	1,200,211	1,743,549	Total Common Stocks in Thailand		1,888,766
Metals & Mining — 0.9%			Turkey — 1.6%
Anglo Platinum Ltd.	27,200	1,123,885	Commercial Banks — 1.0%
Oil, Gas & Consumable Fuels — 1.0%			Akbank T.A.S.	192,848	662,374
Sasol Ltd.	41,244	1,217,437	Turkiye Vakiflar Bankasi T.A.O. Class D	566,200	552,972
Wireless Telecommunication Services — 3.1%					1,215,346
MTN Group Ltd.	354,852	3,984,673	Media — 0.6%
Total Common Stocks in South Africa		8,620,684	Hurriyet Gazetecilik AS (b)	1,395,505	753,180
South Korea — 11.3%			Total Common Stocks in Turkey		1,968,526
Beverages — 1.4%			United Kingdom — 1.5%
Hite Brewery Co. Ltd. (b)	12,947	1,730,011	Metals & Mining — 1.5%
Commercial Banks — 2.4%			Anglo American Plc	78,433	1,930,717
KB Financial Group, Inc. (b)	51,093	1,266,491	Total Common Stocks in the United Kingdom		1,930,717
Shinhan Financial Group Co. Ltd.	73,290	1,783,059
			Total Common Stocks — 94.0%		119,786,718
		3,049,550
Industrial Conglomerates — 0.9%
CJ Corp.	42,711	1,143,839
Insurance — 0.6%			Exchange-Traded Fund
Dongbu Insurance Co., Ltd.	72,500	738,138	iShares MSCI Emerging Markets Index Fund	146,978	3,746,469
Metals & Mining — 0.9%			Total Exchange-Traded Fund — 2.9%		3,746,469
POSCO	4,379	1,206,106
Semiconductors & Semiconductor Equipment — 2.2%
Samsung Electronics Co., Ltd.	6,539	2,756,866
Tobacco — 1.6%			Structured Notes
KT&G Corp.	32,778	2,103,812	India —1.2%
Wireless Telecommunication Services — 1.3%			Citigroup Global Markets Holdings, Inc. (Bharat
SK Telecom Co., Ltd.	10,516	1,669,088	Heavy Electricals Ltd.), due 10/24/12 (b)	40,604	1,079,660
Total Common Stocks in South Korea		14,397,410	Deutsche Bank AG London (Sterlite
			Industries, Ltd.), 6/19/09 (b)	81,442	467,477
Taiwan — 10.2%
Commercial Banks — 0.8%			Total Structured Notes — 1.2%		1,547,137
Chinatrust Financial Holding Co.	3,976,021	1,135,750	Total Long-Term Investments
Computers & Peripherals — 0.9%			(Cost — $188,308,686) — 98.1%		125,080,324
Asustek Computer, Inc.	834,000	1,194,584
Diversified Telecommunication Services — 2.0%
Chunghwa Telecom Co., Ltd. (a)	154,734	2,546,915

See Notes to Financial Statements. 14 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

	Beneficial
	Interest
Short-Term Securities	(000)	Value
BlackRock Liquidity Series, LLC
Cash Sweep Series, 4.60% (c)(d)	$ 6,129	$ 6,128,715
Total Short-Term Securities
(Cost — $6,128,715) — 4.8%		6,128,715
Total Investments (Cost — $194,437,401*) — 102.9%		131,209,039
Liabilities in Excess of Other Assets — (2.9)%		(3,733,282)
Net Assets — 100.0%		$ 127,475,757

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 204,074,127
Gross unrealized appreciation		$ 1,413,662
Gross unrealized depreciation		(74,278,750)
Net unrealized depreciation		$ (72,865,088)
(a) Depositary receipts.
(b) Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
Affiliate	(000)	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	$5,002	$42,013

(d) Represents the current yield as of report date.
•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities
Level 1	$ 58,263,632
Level 2	72,945,407
Level 3	—
Total	$131,209,039

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 15

Schedule of Investments October 31, 2008			BlackRock Latin America Fund, Inc.
			(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value	Common Stocks	Shares	Value
Argentina — 3.2%			Brazil (concluded)
Metals & Mining — 3.2%			Machinery — 1.0%
Tenaris SA (a)	425,000	$ 8,750,750	Lupatech SA (c)	145,000	$ 1,204,708
Ternium SA (a)	158,000	1,391,980	Metalfrio Solutions SA	212,354	838,046
Total Common Stocks in Argentina		10,142,730	Weg SA	222,000	1,260,374
Brazil — 71.5%					3,303,128
Aerospace & Defense — 0.6%			Media — 1.9%
Embraer-Empresa Brasileira de Aeronautica SA (a)(b)	95,000	1,987,400	NET Servicos de Comunicacao SA
Apparel, Accessories & Luxury Goods — 0.1%			(Preference Shares) (c)	940,000	5,974,521
Empresa Nacional de Comercio Redito			Metals & Mining — 17.9%
e Participacoes SA (Preference Shares) (c)	12,284	153,033	Bradespar SA (Preference Shares)	740,000	6,503,393
Banks — 14.1%			Companhia Vale do Rio Doce
Banco ABC Brasil SA (Preference Shares)	300,000	540,042	(Preference ‘A’ Shares) (a)	3,050,000	35,715,500
Banco Bradesco SA (a)(b)	1,600,000	18,720,000	Usinas Siderurgicas de Minas Gerais SA	79,000	904,316
Banco Industrial e Comercial SA			Usinas Siderurgicas de Minas Gerais SA
(Preference Shares)	500,000	588,507	(Preference ‘A’ Shares)	1,100,000	14,064,159
Banco Itau Holding Financeira SA (a)	1,075,000	11,889,500			57,187,368
Uniao de Bancos Brasileiros SA (a)	211,982	13,371,825	Multiline Retail — 0.5%
		45,109,874	Lojas Renner SA	215,000	1,587,814
Beverages — 3.9%			Oil & Gas — 18.3%
Cia de Bebidas das Americas (a)	25,000	902,250	OGX Petroleo e Gas Participacoes SA (c)	17,000	2,130,473
Cia de Bebidas das Americas (Preference Shares) (a)	273,800	11,636,500	Petroleo Brasileiro SA (a)	2,525,000	55,726,750
		12,538,750	Ultrapar Participacoes SA	45,000	830,833
Diversified Consumer Services — 0.8%					58,688,056
Anhanguera Educaional Participacoes SA	340,000	2,510,962	Paper — 0.3%
Diversified Financial Services — 0.7%			Suzano Papel e Celulose SA (Preference Shares)	160,000	948,996
BM&F Bovespa SA	800,000	2,123,240	Public Thoroughfares — 0.5%
Diversified Telecommunication Services — 0.7%			Cia de Concessoes Rodoviarias	168,000	1,612,924
GVT Holding SA (c)	195,000	2,119,663	Real Estate — 1.7%
Electric Utilities — 2.2%			Agra Empreendimentos Imobiliarios SA (c)	400,000	217,863
Cia Energetica de Minas Gerais (a)	117,000	1,779,570	Cyrela Brazil Realty SA	350,000	1,667,205
EDP — Energias do Brasil SA	117,000	1,258,297	LPS Brasil Consultoria de Imoveis SA	88,000	322,105
Eletropaulo Metropolitana Eletricidade			Mrv Engenharia e Participacoes SA	300,000	1,552,273
de Sao Paulo SA (Preference Shares)	75,000	920,840	PDG Realty SA Empreendimentos
Equatorial Energia SA	98,000	551,858	e Participacoes	265,000	1,351,604
Terna Participacoes SA	100,000	770,828	Rodobens Negocios Imobiliarios SA	105,000	317,447
Tractebel Energia SA	230,000	1,804,754			5,428,497
		7,086,147	Software — 0.4%
Food Products — 0.5%			Totvs SA	81,005	1,402,115
Acucar Guarani SA (c)	221,500	232,082	Transportation — 0.3%
SLC Agricola SA	235,000	1,214,863	All America Latina Logistica SA	220,000	1,013,432
		1,446,945	Transportation Infrastructure — 0.0%
Health Care Providers & Services — 0.9%			Tegma Gestao Logistica	44,500	102,700
Diagnosticos da America SA	227,000	2,640,388	Water — 0.2%
Profarma Distribuidora de Produtos Farmaceuticos SA	88,000	385,876	Companhia de Saneamento de Minas Gerais	98,000	619,709
		3,026,264	Wireless Telecommunication Services — 0.3%
Household Products — 0.7%			Tim Participacoes SA (a)(b)	76,000	1,098,960
Hypermarcas SA (c)	420,000	2,268,174	Total Common Stocks in Brazil		228,811,444
IT Services — 0.8%			Chile — 5.3%
Redecard SA	226,000	2,452,463	Banks — 1.3%
Industrial Materials — 0.2%			Banco Santander Chile SA (a)	111,000	3,973,800
Marcopolo SA (Preference Shares)	400,000	696,054	Electric Utilities — 1.3%
Insurance — 2.0%			Empresa Nacional de Electricidad SA (a)	109,000	4,054,800
Amil Partcipacoes SA	545,000	2,515,578	Food & Staples Retailing — 0.6%
Porto Seguro SA	410,000	2,034,387	Centros Comerciales Sudamericanos SA	1,375,000	2,015,976
Tempo Participacoes SA (c)	1,240,000	1,774,290	Metals & Mining — 1.8%
		6,324,255	Antofagasta Plc	950,000	5,869,512
			Multiline Retail — 0.3%
			La Polar SA	625,000	1,064,294

			Total Common Stocks in Chile		16,978,382

See Notes to Financial Statements. 16 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Colombia — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Ecopetrol SA	3,250,178	$ 2,698,261
Total Common Stocks in Colombia		2,698,261
Mexico — 17.5%
Banks — 2.1%
Grupo Financiero Banorte, SA de CV ‘O’	3,696,000	6,678,220
Beverages — 2.5%
Fomento Economico Mexicano, SA de CV (a)	320,000	8,092,800
Building — Home Builders — 1.0%
Corporacion GEO, SA de CV Series B (c)	975,000	1,352,535
Desarrolladora Homex SA de CV (a)(b)(c)	72,700	1,692,456
Construction Materials — 0.5%
Cemex, SA de CV (a)(c)	198,900	1,503,684
Hotels, Restaurants & Leisure — 0.2%
Alsea SA (c)	980,007	530,845
Multiline Retail — 3.0%
Wal-Mart de Mexico, SA de CV	3,599,000	9,677,513
Wireless Telecommunication Services — 8.2%
America Movil, SA de CV (a)	852,100	26,363,974
Total Common Stocks in Mexico		55,892,027
Peru — 1.6%
Banks — 1.1%
Credicorp Ltd.	93,000	3,652,110
Metals & Mining — 0.5%
Cia de Minas Buenaventura SA (a)	135,000	1,706,400
Total Common Stocks in Peru		5,358,510
Total Common Stocks — 99.9%		319,881,354

Rights
Brazil — 0.0%
Diversified Consumer Services — 0.0%
Anhanguera Educacional Participacoes SA (d)	10,248	189
Real Estate Management & Development — 0.0%
Agra Empreendimentos Imobiliarios SA (e)	193,892	6,265
Total Rights — 0.0%		6,454
Total Long-Term Investments
(Cost — $457,436,838) — 99.9%		319,887,808

	Beneficial
	Interest
Short-Term Securities	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 1.57% (f)(g)(h)	$10,821	10,820,750
Total Short-Term Securities
(Cost — $10,820,750) — 3.4%		10,820,750
Total Investments (Cost — $468,257,588*) — 103.3%		330,708,558
Liabilities in Excess of Other Assets — (3.3)%		(10,611,768)
Net Assets — 100.0%		$ 320,096,790

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 492,978,280
Gross unrealized appreciation	$ 7,419,852
Gross unrealized depreciation	(169,689,574)
Net unrealized depreciation	$ (162,269,722)

(a) Depositary receipts.
(b) Security, or a portion of security, is on loan.
(c) Non-income producing security.
(d) The rights may be exercised until 11/04/08.
(e) The rights may be exercised until 11/24/08.
(f) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase	Sales	Realized
Affiliate	Cost	Cost	Loss	Income

BlackRock Liquidity Series,
LLC Cash Sweep Series	—	$3,055,070*	—	$ 96,321
BlackRock Liquidity Series,
LLC Money Market Series	—	$135,186,650*	—	$392,850
BlackRock Latin America
Investment Trust Plc	—	$2,368,110	$(42,901)	$ 33,725

*Represents net sales cost.

(g) Represents the current yield as of report date.
(h) Security was purchased with cash proceeds from securities loans.

•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
•Effective December 1, 2007, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in
Inputs	Securities
Level 1	$314,018,296
Level 2	16,690,262
Level 3	—
Total	$330,708,558

See Notes to Financial Statements. ANNUAL REPORT OCTOBER 31, 2008 17

Statements of Assets and Liabilities
	BlackRock
	Global	BlackRock
	Emerging	Latin
	Markets	America
October 31, 2008	Fund, Inc.	Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$ 125,080,324	$ 319,887,808
Investments at value — affiliated[3]	6,128,715	10,820,750
Foreign currency at value[4]	903,487	2,204,350
Cash on deposit for foreign currency	—	15,494
Investments sold receivable	4,337,416	5,037,022
Capital shares sold receivable	28,312	1,617,175
Dividends receivable	480,542	1,148,780
Prepaid expenses	21,169	42,214
Securities lending income receivable — affiliated	—	25,623
Interest receivable — affiliated	—	1,732
Other assets	52,995	7,085
Total assets	137,032,960	340,808,033

Liabilities
Collateral on securities loaned at value	—	10,820,750
Bank overdraft	—	1,214,373
Investments purchased payable	8,325,103	5,806,312
Capital shares redeemed payable	888,490	1,954,859
Investment advisory fees payable	115,325	294,541
Distribution fees payable	31,235	120,947
Other accrued expenses payable	136,523	355,917
Other affiliates payable	60,496	143,437
Officer’s and Directors’ fees payable	31	107
Total liabilities	9,557,203	20,711,243
Net Assets	$ 127,475,757	$ 320,096,790

Net Assets Consist of
Institutional Shares, $0.10 par value	$ 420,945	$ 192,839
Investor A Shares, $0.10 par value	686,545	586,014
Investor B Shares, $0.10 par value	39,240	41,318
Investor C Shares, $0.10 par value	156,887	259,573
Paid-in capital in excess of par	247,408,255	539,024,092
Undistributed net investment income	571,000	376,982
Accumulated net realized loss	(58,519,146)	(82,272,763)
Net unrealized appreciation/depreciation	(63,287,969)	(138,111,265)
Net Assets	$ 127,475,757	$ 320,096,790

Net Asset Value
Institutional:
Net assets	$ 42,803,104	$ 58,877,009
Shares outstanding, 100,000,000 shares authorized	4,209,453	1,928,394
Net asset value	$ 10.17	$ 30.53
Investor A:
Net assets	$ 67,613,596	$ 176,711,235
Shares outstanding, 100,000,000 shares authorized	6,865,447	5,860,139
Net asset value	$ 9.85	$ 30.15
Investor B:
Net assets	$ 3,486,559	$ 11,794,252
Shares outstanding, 100,000,000 shares authorized	392,398	413,184
Net asset value	$ 8.89	$ 28.54
Investor C:
Net assets	$ 13,572,498	$ 72,714,294
Shares outstanding, 100,000,000 shares authorized	1,568,865	2,595,727
Net asset value	$ 8.65	$ 28.01
[1] Investments at cost — unaffiliated	$ 188,308,686	$ 457,436,838
[2] Including securities loaned of	—	$ 9,927,615
[3] Investments at cost — affiliated	$ 6,128,715	$ 10,820,750
[4] Foreign currency at cost	$ 919,168	$ 2,753,979

See Notes to Financial Statements.

18 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Assets and Liabilities (concluded)
BlackRock
International
October 31, 2008	Fund

Assets
Investments at value — Master International Portfolio of BlackRock Master LLC (the “Portfolio”), (cost — $82,755,260)	$ 59,217,347
Contributions receivable from the Portfolio	574,757
Capital shares sold receivable	64,233
Prepaid expenses	28,091
Total assets	59,884,428

Liabilities
Capital shares redeemed payable	638,990
Other affiliates payable	57,749
Distributor fees payable	33,480
Administration fees payable	13,396
Officer’s and Directors’ fees payable	12
Other accrued expenses payable	21,241
Total liabilities	764,868
Net Assets	$ 59,119,560

Net Assets Consist of
Institutional Shares, $0.0001 par value	$ 63
Investor A Shares, $0.0001 par value	278
Investor B Shares, $0.0001 par value	269
Investor C Shares, $0.0001 par value	135
Paid-in capital in excess of par	140,974,795
Distributions in excess of net investment income	(38,015)
Accumulated net realized loss allocated from the Portfolio	(58,280,052)
Net unrealized appreciation/depreciation allocated from the Portfolio	(23,537,913)
Net Assets	$ 59,119,560

Net Asset Value
Institutional:
Net assets	$ 5,161,201
Shares outstanding, 100,000,000 shares authorized	629,760
Net asset value	$ 8.20
Investor A:
Net assets	$ 22,537,128
Shares outstanding, 100,000,000 shares authorized	2,776,323
Net asset value	$ 8.12
Investor B:
Net assets	$ 20,878,119
Shares outstanding, 100,000,000 shares authorized	2,686,659
Net asset value	$ 7.77
Investor C:
Net assets	$ 10,543,112
Shares outstanding, 100,000,000 shares authorized	1,350,642
Net asset value	$ 7.81

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

19

Statements of Operations
	BlackRock Global		BlackRock Latin
	Emerging Markets Fund, Inc.		America Fund, Inc.[1]
	Period	Year Ended	Period	Year Ended
	July 1, 2008 to	June 30,	December 1, 2007	November 30,
	October 31, 2008	2008	to October 31, 2008	2007

Investment Income
Dividends[2]	$ 1,881,054	$ 5,326,914	$ 15,273,002	$ 12,396,677
Income from affiliates	42,100	79,002	144,214	330,234
Securities lending from affiliates	—	—	392,850	119,664
Total income	1,923,154	5,405,916	15,810,066	12,846,575

Expenses

Investment advisory fees	678,802	2,967,780	6,797,359	5,433,272
Service — Investor A	92,710	402,645	949,103	740,378
Service and distribution — Investor B	19,932	110,591	261,499	210,214
Service and distribution — Investor C	79,789	353,775	1,533,300	988,329
Custodian	98,619	464,069	655,447	389,212
Transfer agent — Institutional	32,732	95,074	137,069	97,037
Transfer agent — Investor A	81,761	224,386	485,751	286,759
Transfer agent — Investor B	6,243	20,786	58,249	32,474
Transfer agent — Investor C	23,263	56,117	270,513	133,416
Accounting services	41,577	142,174	257,088	206,368
Printing	39,403	70,428	99,261	90,935
Registration	29,517	66,389	101,917	86,718
Professional	45,091	69,965	74,180	68,360
Officer and Directors	4,219	26,785	21,305	37,420
Miscellaneous	13,649	35,643	32,965	43,486
Total expenses	1,287,307	5,106,607	11,735,006	8,844,378
Less fees waived by advisor	(15,940)	(77,082)	—	—
Total expenses after waiver	1,271,367	5,029,525	11,735,006	8,844,378
Net investment income	651,787	376,391	4,075,060	4,002,197

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments[3,4,5]	(45,919,015)	59,481,900	(82,199,514)	139,303,961
Foreign currency	(116,370)	(152,219)	(1,280,912)	(813,212)
Options written	—	—	68,873	—
	(46,035,385)	59,329,681	(83,411,553)	138,490,749
Net change in unrealized appreciation/depreciation on:
Investments	(78,697,658)	(49,226,769)	(364,071,247)	78,180,366
Foreign currency	(71,814)	(2,265)	(560,059)	(1,732)
	(78,769,472)	(49,229,034)	(364,631,306)	78,178,634
Total realized and unrealized gain (loss)	(124,804,857)	10,100,647	(448,042,859)	216,669,383
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (124,153,070)	$ 10,477,038	$ (443,967,799)	$ 220,671,580
[1] Consolidated Statement of Operations. See Note 1 of the Notes to Financial Statements.
[2] Net of foreign withholding tax	$ 310,519	$ 480,926	$ 1,229,412	$ 916,484
[3] Net of foreign capital gain tax	$ —	$ 310,064	$ —	$ —
[4] Includes gain (loss) from affiliates	$ —	$ —	$ (42,901)	$ 534,261
[5] Includes increase from payment by affiliate	$ —	$ —	$ —	$ 116,284

See Notes to Financial Statements.

20 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Operations (concluded)

	Blackrock International Fund
	Period	Year Ended
	June 1, 2008 to	May 31,
	October 31, 2008	2008

Investment Income

Net investment income allocated from the Portfolio:
Dividends	$ 952,100	$ 3,417,665
Income from affiliates	14,158	45,203
Expenses	(404,460)	(1,185,510)
Total income	561,798	2,277,358

Expenses

Administration	97,122	298,744
Service — Investor A	36,073	93,465
Service and distribution — Investor B	140,266	498,332
Service and distribution — Investor C	68,818	208,466
Transfer agent — Institutional	6,493	19,706
Transfer agent — Investor A	37,244	83,251
Transfer agent — Investor B	92,051	270,961
Transfer agent — Investor C	15,346	43,205
Printing	29,084	66,697
Registration	41,206	51,462
Professional	9,481	26,004
Officer and Directors	30	64
Miscellaneous	6,463	10,721
Total expenses	579,677	1,671,078
Net investment income (loss)	(17,879)	606,280

Realized and Unrealized Gain (Loss) Allocated from the Portfolio

Net realized gain (loss) from investments and foreign currency	(19,570,681)	10,435,185
Net change in unrealized appreciation/depreciation on investments and foreign currency	(31,339,044)	(4,715,333)
Total realized and unrealized gain (loss)	(50,909,725)	5,719,852
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (50,927,604)	$ 6,326,132

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

21

Statements of Changes in Net Assets	BlackRock Global Emerging Markets Fund, Inc.

	Period
	July 1, 2008 to	Year Ended June 30,
Increase (Decrease) in Net Assets:	October 31, 2008	2008	2007[1]
Operations
Net investment income	$ 651,787	$ 376,391	$ 125,781
Net realized gain (loss)	(46,035,385)	59,329,681	46,929,278
Net change in unrealized appreciation/depreciation	(78,769,472)	(49,229,034)	40,985,034
Net increase (decrease) in net assets resulting from operations	(124,153,070)	10,477,038	88,040,093

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(46,785)	—	(895,352)
Investor A	—	—	(1,243,863)
Investor B	—	—	(89,432)
Investor C	—	—	(167,642)
Net realized gain:
Institutional	(6,666,957)	(21,745,299)	(13,057,383)
Investor A	(12,702,815)	(39,569,089)	(22,224,912)
Investor B	(704,799)	(2,962,637)	(2,979,300)
Investor C	(2,856,511)	(9,120,068)	(4,763,109)
Decrease in net assets resulting from dividends and distributions to shareholders	(22,977,867)	(73,397,093)	(45,420,993)

Capital Share Transactions
Net increase in net assets derived from share transactions	8,523,710	45,811,401	2,399,521

Redemption Fee
Redemption fee	167	9,593	7,377

Net Assets
Total increase (decrease) in net assets	(138,607,060)	(17,099,061)	45,025,998
Beginning of period	266,082,817	283,181,878	238,155,880
End of period	$ 127,475,757	$ 266,082,817	$ 283,181,878
End of period undistributed net investment income	$ 571,000	$ 82,388	$ —

[1] Consolidated Statement of Changes in Net Assets. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

22 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Changes in Net Assets	BlackRock Latin America Fund, Inc.

	Period
	December 1, 2007 to	Year Ended November 30,
Increase (Decrease) in Net Assets:	October 31, 2008[1]	2007[1]	2006[1]
Operations
Net investment income	$ 4,075,060	$ 4,002,197	$ 4,906,676
Net realized gain (loss)	(83,411,553)	138,490,749	79,602,098
Net change in unrealized appreciation/depreciation	(364,631,306)	78,178,634	31,467,833
Net increase (decrease) in net assets resulting from operations	(443,967,799)	220,671,580	115,976,607

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,310,857)	(2,731,394)	(2,173,490)
Investor A	(3,704,656)	(2,328,020)	(1,938,797)
Investor B	(115,826)	(59,260)	(76,298)
Investor C	(814,364)	(351,727)	(315,049)
Net realized gain:
Institutional	(18,913,410)	—	—
Investor A	(64,111,958)	—	—
Investor B	(4,862,076)	—	—
Investor C	(26,310,139)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(120,143,286)	(5,470,401)	(4,503,634)

Capital Share Transactions
Net increase in net assets derived from share transactions	126,047,735	95,810,271	23,702,211

Redemption Fee
Redemption fee	212,007	144,491	61,123

Net Assets
Total increase (decrease) in net assets	(437,851,343)	311,155,941	135,236,307
Beginning of period	757,948,133	446,792,192	311,555,885
End of period	$ 320,096,790	$ 757,948,133	$ 446,792,192
End of period undistributed net investment income	$ 376,982	$ 3,698,919	$ 4,190,460

[1] Consolidated Statement of Changes in Net Assets. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

23

Statements of Changes in Net Assets		BlackRock International Fund

	Period
	June 1, 2008 to	Year Ended May 31,
Increase (Decrease) in Net Assets:	October 31, 2008	2008	2007
Operations
Net investment income (loss)	$ (17,879)	$ 606,280	$ 188,798
Net realized gain (loss)	(19,570,681)	10,435,185	25,383,534
Net change in unrealized appreciation/depreciation	(31,339,044)	(4,715,333)	(7,673,440)
Net increase (decrease) in net assets resulting from operations	(50,927,604)	6,326,132	17,898,892

Dividends to Shareholders From
Net investment income:
Institutional	(116,723)	(74,593)	(188,373)
Investor A	(385,085)	(150,124)	(286,547)
Investor B	—	—	(397,492)
Investor C	(26,788)	—	(126,047)
Decrease in net assets resulting from dividends to shareholders	(528,596)	(224,717)	(998,459)

Capital Share Transactions
Net decrease in net assets derived from share transactions	(7,527,283)	(14,445,370)	(19,755,833)

Redemption Fee
Redemption fee	2,038	963	1,164

Net Assets
Total decrease in net assets	(58,981,445)	(8,342,992)	(2,854,236)
Beginning of period	118,101,005	126,443,997	129,298,233
End of period	$ 59,119,560	$ 118,101,005	$ 126,443,997
End of period undistributed (distributions in excess of) net investment income	$ (38,015)	$ 514,616	$ 222,551

See Notes to Financial Statements.

24 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights			BlackRock Global Emerging Markets Fund, Inc.

	Period
	July 1, 2008 to		Year Ended June 30,
	October 31, 2008	2008	2007[1]	2006[1]	2005[1]	2004[1]
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 22.45	$ 27.91	$ 24.14	$ 17.74	$ 13.37	$ 10.42
Net investment income[2]	0.07	0.12	0.09	0.22	0.18	0.06
Net realized and unrealized gain (loss)	(10.34)[3]	1.28[3]	8.37[3]	6.28[3]	4.19[3]	2.96
Net increase (decrease) from investment operations	(10.27)	1.40	8.46	6.50	4.37	3.02
Dividends and distributions from:
Net investment income	(0.01)	—	(0.28)	(0.10)	—	(0.07)
Net realized gain	(2.00)	(6.86)	(4.41)	—	—	—
Total dividends and distributions	(2.01)	(6.86)	(4.69)	(0.10)	—	(0.07)
Net asset value, end of period	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74	$ 13.37

Total Investment Return[4]
Based on net asset value	(48.15)%[5]	3.84%	41.99%	36.80%	32.69%	29.11%

Ratios to Average Net Assets
Total expenses after waiver and excluding reorganization expenses	1.54%[6]	1.37%	1.40%	1.50%	1.60%	1.88%
Total expenses after waiver	1.54%[6]	1.37%	1.40%	1.50%	1.60%	2.02%
Total expenses	1.56%[6]	1.40%	1.44%	1.50%	1.63%	2.02%
Net investment income	1.31%[6]	0.45%	0.36%	0.99%	1.18%	0.43%

Supplemental Data
Net assets, end of period (000)	$ 42,803	$ 80,399	$ 86,385	$ 73,914	$ 63,018	$ 63,831
Portfolio turnover	76%	163%	140%	121%	110%	183%

			Investor A

Per Share Operating Performance
Net asset value, beginning of period	$ 21.80	$ 27.27	$ 23.68	$ 17.41	$ 13.16	$ 10.27
Net investment income[2]	0.05	0.04	0.02	0.17	0.15	0.02
Net realized and unrealized gain (loss)	(10.02)[3]	1.25[3]	8.21[3]	6.16[3]	4.10[3]	2.92
Net increase (decrease) from investment operations	(9.97)	1.29	8.23	6.33	4.25	2.94
Dividends and distributions from:
Net investment income	—	—	(0.23)	(0.06)	—	(0.05)
Net realized gain	(1.98)	(6.76)	(4.41)	—	—	—
Total dividends and distributions	(1.98)	(6.76)	(4.64)	(0.06)	—	(0.05)
Net asset value, end of period	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41	$ 13.16

Total Investment Return[4]
Based on net asset value	(48.18)%[5]	3.49%	41.66%	36.46%	32.29%	28.71%

Ratios to Average Net Assets
Total expenses after waiver and excluding reorganization expenses	1.85%[6]	1.65%	1.66%	1.75%	1.85%	2.12%
Total expenses after waiver	1.85%[6]	1.65%	1.66%	1.75%	1.85%	2.25%
Total expenses	1.87%[6]	1.68%	1.71%	1.75%	1.88%	2.25%
Net investment income	0.98%[6]	0.16%	0.10%	0.74%	0.94%	0.17%

Supplemental Data
Net assets, end of period (000)	$ 67,614	$145,781	$151,309	$122,331	$ 91,292	$ 79,383
Portfolio turnover	76%	163%	140%	121%	110%	183%

1 Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Includes a redemption fee, which is less than $0.01 per share.

4 Total investment returns exclude the effect of any sales charges.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

25

Financial Highlights (concluded)			BlackRock Global Emerging Markets Fund, Inc.

	Period
	July 1, 2008 to		Year Ended June 30,
	October 31, 2008	2008	2007[1]	2006[1]	2005[1]	2004[1]
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 19.86	$ 25.20	$ 22.10	$ 16.32	$ 12.44	$ 9.74
Net investment income (loss)[2]	0.01	(0.14)	(0.15)	(0.00)[3]	0.02	(0.08)
Net realized and unrealized gain (loss)	(8.98)[4]	1.18[4]	7.62[4]	5.78[4]	3.86[4]	2.78
Net increase (decrease) from investment operations	(8.97)	1.04	7.47	5.78	3.88	2.70
Dividends and distributions from:
Net investment income	—	—	(0.13)	—	—	—
Net realized gain	(2.00)	(6.38)	(4.24)	—	—	—
Total dividends and distributions	(2.00)	(6.38)	(4.37)	—	—	—
Net asset value, end of period	$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32	$ 12.44

Total Investment Return[5]
Based on net asset value	(48.33)%[6]	2.70%	40.59%	35.42%	31.19%	27.72%

Ratios to Average Net Assets
Total expenses after waiver and excluding reorganization expenses	2.69%[7]	2.44%	2.45%	2.53%	2.65%	2.93%
Total expenses after waiver	2.69%[7]	2.44%	2.45%	2.53%	2.65%	3.06%
Total expenses	2.71%[7]	2.47%	2.48%	2.53%	2.68%	3.06%
Net investment income (loss)	0.13%[7]	(0.60)%	(0.68)%	(0.02)%	0.11%	(0.66)%

Supplemental Data
Net assets, end of period (000)	$ 3,487	$ 7,955	$ 13,280	$ 17,238	$ 24,333	$ 30,102
Portfolio turnover	76%	163%	140%	121%	110%	183%

			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 19.42	$ 24.91	$ 22.01	$ 16.25	$ 12.38	$ 9.70
Net investment income (loss)[2]	0.01	(0.14)	(0.14)	(0.01)	0.02	(0.07)
Net realized and unrealized gain (loss)	(8.89)[4]	1.18[4]	7.53[4]	5.77[4]	3.85[4]	2.75
Net increase (decrease) from investment operations	(8.88)	1.04	7.39	5.76	3.87	2.68
Dividends and distributions from:
Net investment income	—	—	(0.13)	—	—	—
Net realized gain	(1.89)	(6.53)	(4.36)	—	—	—
Total dividends and distributions	(1.89)	(6.53)	(4.49)	—	—	—
Net asset value, end of period	$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25	$ 12.38

Total Investment Return[5]
Based on net asset value	(48.35)%[6]	2.70%	40.58%	35.45%	31.26%	27.63%

Ratios to Average Net Assets

Total expenses after waiver and excluding reorganization expenses	2.67%[7]	2.42%	2.43%	2.52%	2.65%	2.93%
Total expenses after waiver	2.67%[7]	2.42%	2.43%	2.52%	2.65%	3.07%
Total expenses	2.69%[7]	2.45%	2.47%	2.52%	2.68%	3.07%
Net investment income (loss)	0.15%[7]	(0.61)%	(0.66)%	(0.05)%	0.16%	(0.62)%

Supplemental Data
Net assets, end of period (000)	$ 13,572	$ 31,948	$ 32,208	$ 24,674	$ 15,956	$ 14,903
Portfolio turnover	76%	163%	140%	121%	110%	183%

[1] Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements. [2] Based on average shares outstanding. [3] Amount is less than $(0.01) per share.

[4] Includes a redemption fee, which is less than $0.01 per share. [5] Total investment returns exclude the effect of any sales charges. [6] Aggregate total investment return. [7] Annualized.

See Notes to Financial Statements.

26 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights				BlackRock Latin America Fund

	Period
	December 1, 2007
	to		Year Ended November 30,
	October 31, 2008	2007	2006	2005	2004	2003
			Institutional[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 78.57	$ 50.67	$ 37.27	$ 22.64	$ 15.83	$ 10.23
Net investment income[2]	0.61	0.50	0.65	0.57	0.33	0.22
Net realized and unrealized gain (loss)	(36.41)	28.10	13.32	14.42	6.79	5.44
Net increase (decrease) from investment operations	(35.80)	28.60	13.97	14.99	7.12	5.66
Dividends and distributions from:
Net investment income	(0.80)	(0.72)	(0.58)	(0.41)	(0.31)	(0.06)
Net realized gain	(11.47)	—	—	—	—	—
Total dividends and distributions	(12.27)	(0.72)	(0.58)	(0.41)	(0.31)	(0.06)
Redemption fee	0.03	0.02	0.01	0.05	0.00[3]	—
Net asset value, end of period	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64	$ 15.83

Total Investment Return[4]
Based on net asset value	(53.70)%[5]	57.20%[6]	38.12%	67.55%	45.73%	55.61%

Ratios to Average Net Assets
Total expenses	1.30%[7]	1.26%	1.31%	1.43%	1.60%	1.81%
Net investment income	1.04%[7]	0.87%	1.49%	1.98%	1.81%	1.78%

Supplemental Data
Net assets, end of period (000)	$ 58,877	$ 128,094	$ 191,085	$ 135,279	$ 47,921	$ 27,811
Portfolio turnover	61%	72%	48%	47%	57%	58%
			Investor A1

Per Share Operating Performance
Net asset value, beginning of period	$ 77.78	$ 50.17	$ 36.93	$ 22.45	$ 15.71	$ 10.15
Net investment income[2]	0.44	0.60	0.53	0.51	0.29	0.19
Net realized and unrealized gain (loss)	(35.97)	27.60	13.21	14.29	6.72	5.40
Net increase (decrease) from investment operations	(35.53)	28.20	13.74	14.80	7.01	5.59
Dividends and distributions from:
Net investment income	(0.66)	(0.61)	(0.51)	(0.37)	(0.27)	(0.03)
Net realized gain	(11.47)	—	—	—	—	—
Total dividends and distributions	(12.13)	(0.61)	(0.51)	(0.37)	(0.27)	(0.03)
Redemption fee	0.03	0.02	0.01	0.05	0.00[3]	—
Net asset value, end of period	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45	$ 15.71

Total Investment Return[4]
Based on net asset value	(53.82)%[5]	56.85%[6]	37.77%	67.10%	45.35%	55.23%

Ratios to Average Net Assets
Total expenses	1.55%[7]	1.51%	1.57%	1.68%	1.85%	2.07%
Net investment income	0.76%[7]	0.92%	1.23%	1.81%	1.60%	1.52%

Supplemental Data
Net assets, end of period (000)	$ 176,711	$ 433,844	$ 191,187	$ 139,062	$ 81,969	$ 62,145
Portfolio turnover	61%	72%	48%	47%	57%	58%

1 Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Amount is less than $0.01 per share.
4 Total investment returns exclude the effects of any sales charges.

5 Aggregate total investment return.
6 A portion of total investment return consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment, which increased the return by 0.02% .
7 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

27

Financial Highlights (concluded)					BlackRock Latin America Fund

	Period
	December 1, 2007
	to		Year Ended November 30,
	October 31, 2008	2007	2006	2005	2004	2003
			Investor B1
Per Share Operating Performance
Net asset value, beginning of period	$ 74.38	$ 48.00	$ 35.33	$ 21.45	$ 15.01	$ 9.75
Net investment income (loss)[2]	(0.04)	0.05	0.20	0.29	0.15	0.08
Net realized and unrealized gain (loss)	(34.09)	26.52	12.68	13.70	6.43	5.18
Net increase (decrease) from investment operations	(34.13)	26.57	12.88	13.99	6.58	5.26
Dividends and distributions from:
Net investment income	(0.27)	(0.21)	(0.22)	(0.16)	(0.14)	—
Net realized gain	(11.47)	—	—	—	—	—
Total dividends and distributions	(11.74)	(0.21)	(0.22)	(0.16)	(0.14)	—
Redemption fee	0.03	0.02	0.01	0.05	0.00[3]	—
Net asset value, end of period	$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45	$ 15.01

Total Investment Return[4]
Based on net asset value	(54.18)%[5]	55.61%[6]	36.72%	65.91%	44.16%	53.95%

Ratios to Average Net Assets
Total expenses	2.39%[7]	2.32%	2.34%	2.46%	2.64%	2.89%
Net investment income (loss)	(0.08%)[7]	0.09%	0.48%	1.10%	0.86%	0.75%

Supplemental Data
Net assets, end of period (000)	$ 11,794	$ 31,268	$ 13,911	$ 12,144	$ 11,497	$ 15,129
Portfolio turnover	61%	72%	48%	47%	57%	58%

			Investor C1
Per Share Operating Performance
Net asset value, beginning of period	$ 73.28	$ 47.40	$ 35.07	$ 21.38	$ 15.00	$ 9.74
Net investment income (loss)[2]	(0.01)	0.11	0.17	0.25	0.14	0.08
Net realized and unrealized gain (loss)	(33.46)	26.08	12.56	13.64	6.41	5.18
Net increase (decrease) from investment operations	(33.47)	26.19	12.73	13.89	6.55	5.26
Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.41)	(0.25)	(0.17)	—
Net realized gain	(11.47)	—	—	—	—	—
Total dividends and distributions	(11.83)	(0.33)	(0.41)	(0.25)	(0.17)	—
Redemption fee	0.03	0.02	0.01	0.05	0.00[3]	—
Net asset value, end of period	$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38	$ 15.00

Total Investment Return[4]
Based on net asset value	(54.16)%[5]	55.62%[6]	36.75%	65.90%	44.15%	54.00%

Ratios to Average Net Assets
Total expenses	2.35%[7]	2.29%	2.34%	2.45%	2.63%	2.88%
Net investment income (loss)	(0.02)%[7]	0.17%	0.42%	0.94%	0.80%	0.71%

Supplemental Data
Net assets, end of period (000)	$ 72,714	$ 164,742	$ 50,609	$ 25,071	$ 6,655	$ 4,074
Portfolio turnover	61%	72%	48%	47%	57%	58%

1 Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Amount is less than $0.01 per share.
4 Total investment returns exclude the effects of any sales charges.

5 Aggregate total investment return.
6 A portion of the total investment return consisted of a payment by BlackRock Advisors,
LLC in order to resolve a regulatory compliance issue relating to an investment, which increased the return by 0.02% .
7 Annualized.

See Notes to Financial Statements.

28 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights					BlackRock International Fund

	Period
	June 1, 2008 to		Year Ended May 31,
	October 31, 2008	2008	2007	2006	2005	2004
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 15.01	$ 14.18	$ 12.38	$ 10.05	$ 8.90	$ 7.40
Net investment income[1]	0.04	0.19	0.12	0.08	0.07	0.06
Net realized and unrealized gain (loss)	(6.68)[2]	0.73[2]	1.87[2]	2.39[2]	1.11[2]	1.44
Net increase (decrease) from investment operations	(6.64)	0.92	1.99	2.47	1.18	1.50
Dividends from net investment income	(0.17)	(0.09)	(0.19)	(0.14)	(0.03)	—
Net asset value, end of period	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05	$ 8.90

Total Investment Return[3]
Based on net asset value	(44.63)%[4]	6.58%	16.29%	24.80%	13.31%	20.27%

Ratios to Average Net Assets[5]
Total expenses	1.70%[6]	1.54%	1.65%	1.74%	1.72%	1.77%
Net investment income	0.75%[6]	1.32%	0.97%	0.72%	0.76%	0.75%

Supplemental Data
Net assets, end of period (000)	$ 5,161	$ 10,904	$ 12,133	$ 12,453	$ 11,946	$ 13,901
Portfolio turnover of the Portfolio	78%	153%	151%	96%	49%	74%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 14.85	$ 14.04	$ 12.26	$ 9.94	$ 8.80	$ 7.34
Net investment income[1]	0.02	0.17	0.10	0.06	0.03	0.04
Net realized and unrealized gain (loss)	(6.62)[2]	0.70[2]	1.84[2]	2.36[2]	1.12[2]	1.42
Net increase (decrease) from investment operations	(6.60)	0.87	1.94	2.42	1.15	1.46
Dividends from net investment income	(0.13)	(0.06)	(0.16)	(0.10)	(0.01)	—
Net asset value, end of period	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 9.94	$ 8.80

Total Investment Return[3]
Based on net asset value	(44.72)%[4]	6.25%	16.02%	24.51%	13.04%	19.89%

Ratios to Average Net Assets[5]
Total expenses	2.02%[6]	1.84%	1.91%	1.98%	1.97%	2.00%
Net investment income	0.50%[6]	1.18%	0.77%	0.53%	0.30%	0.55%

Supplemental Data
Net assets, end of period (000)	$ 22,537	$ 42,052	$ 35,750	$ 21,807	$ 18,058	$ 28,428
Portfolio turnover of the Portfolio	78%	153%	151%	96%	49%	74%

[1] Based on average shares outstanding. [2] Includes a redemption fee, which is less than $0.01 per share. [3] Total investment returns exclude the effects of any sales charges.

[4] Aggregate total investment return. [5] Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income. [6] Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

29

Financial Highlights (concluded)					BlackRock International Fund

	Period
	June 1, 2008 to		Year Ended May 31,
	October 31, 2008	2008	2007	2006	2005	2004
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 14.13	$ 13.44	$ 11.75	$ 9.54	$ 8.51	$ 7.14
Net investment loss[1]	(0.03)	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(6.33)[2]	0.70[2]	1.78[2]	2.27[2]	1.05[2]	1.39
Net increase (decrease) from investment operations	(6.36)	0.69	1.76	2.24	1.03	1.37
Dividends from net investment income	—	—	(0.07)	(0.03)	—	—
Net asset value, end of period	$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54	$ 8.51

Total Investment Return[3]
Based on net asset value	(45.01)%[4]	5.13%	15.02%	23.52%	12.10%	19.19%

Ratios to Average Net Assets[5]
Total expenses	3.17%[6]	2.90%	2.76%	2.76%	2.75%	2.80%
Net investment loss	(0.70)%[6]	(0.11)%	(0.20)%	(0.31)%	(0.24)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$ 20,878	$ 44,254	$ 56,428	$ 71,575	$ 69,342	$ 76,727
Portfolio turnover of the Portfolio	78%	153%	151%	96%	49%	74%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 14.19	$ 13.45	$ 11.75	$ 9.54	$ 8.51	$ 7.14
Net investment income (loss)[1]	(0.01)	0.04	(0.01)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(6.35)[2]	0.70[2]	1.78[2]	2.27[2]	1.05[2]	1.39
Net increase (decrease) from investment operations	(6.36)	0.74	1.77	2.24	1.03	1.37
Dividends from net investment income	(0.02)	—	(0.07)	(0.03)	—	—
Net asset value, end of period	$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54	$ 8.51

Total Investment Return[3]
Based on net asset value	(44.87)%[4]	5.50%	15.09%	23.47%	12.10%	19.19%

Ratios to Average Net Assets[5]
Total expenses	2.74%[6]	2.57%	2.68%	2.77%	2.76%	2.82%
Net investment income (loss)	(0.25)%[6]	0.32%	(0.09)%	(0.32)%	(0.27)%	(0.29)%

Supplemental Data
Net assets, end of period (000)	$ 10,543	$ 20,892	$ 22,133	$ 23,463	$ 22,879	$ 27,485
Portfolio turnover of the Portfolio	78%	153%	151%	96%	49%	74%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total investment returns exclude the effects of any sales charges.

4 Aggregate total investment return.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
6 Annualized.

See Notes to Financial Statements.

30 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements

1. Organizational and Significant Accounting Policies:

BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging
Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and
BlackRock International Fund (“International”) of BlackRock Series, Inc.
(the “Corporation”) (referred to as the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940, as amended (the
“1940 Act”). The Funds are organized as a Maryland corporation. International is registered as a diversified, open-end management investment company.
Global Emerging Markets and Latin America are registered as non-diversified, open-end management investment companies. The Funds’ financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During this period, each Fund changed its year end to October 31. Each Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge.
Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B and Investor C Shares bear certain expenses related to the share-
holder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”) of
BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the perform-
ance of the Portfolio. The financial statements of the Portfolio, including the
Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Portfolio owned by the Fund at October 31, 2008 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Equity investments traded on a recognized securi-
ties exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable.
For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is avail-
able, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost. The Funds value their investments in the BlackRock Liquidity Series, LLC Cash Sweep Series and
BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the under-
lying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-count-
er options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board of Directors (the “Board”) as reflecting fair value (“Fair
Value Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems rele-
vant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange
(“NYSE”). The values of such securities used in computing the net assets of each Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of busi-
ness on the NYSE that may not be reflected in the computation of the each
Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

International records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Effective June 1, 2008, International adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional dis-
closures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities

•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liablilities
(such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

ANNUAL REPORT

OCTOBER 31, 2008

31

Notes to Financial Statements (continued)

•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Fund’s investments:

Investments in Valuation Inputs Securities
Level 1	—
Level 2	$ 59,217,347
Level 3	—
Total	$ 59,217,347

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Options — The Funds may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation)
to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written.
When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from)
the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,”
meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an agreement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-
the-counter options may expose the Trust to the risk of default by the counterparty to the transaction.

Foreign Currency Transactions: Foreign currency amounts are translated into
United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) pur-
chases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates).
Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

International records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. Investment trans-
actions in the Portfolio are accounted for on a trade date basis. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions are recorded on the ex-dividend dates.

Securities Lending: The Funds may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States govern-
ment as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds typically receive the income on the loaned securities but does not receive the income on the collateral. Where the Funds receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Funds may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gain-
ing access to the collateral. The Funds also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities, either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Funds’ policy to comply with the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

32 ANNUAL REPORT OCTOBER 31, 2008

Notes to Financial Statements (continued)

Effective December 31, 2007 for Global Emerging Markets, November 30,
2007 for International, and May 30, 2008 for Latin America, the Funds imple-
mented Financial Accounting Standards Board (“FASB”) Interpretation No. 48,
“Accounting for Uncertainty in Income Taxes — an interpretation of FASB
Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncer-
tainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Funds and has determined that the adoption of FIN 48 does not have a material impact on the Funds’ financial statements. The Funds file
U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Global Emerging
Market’s U.S. federal tax returns remains open for the years ended June 30,
2005 through June 30, 2007. The statute of limitations on International’s U.S.
federal tax returns remains open for the years ended May 31, 2005 through
May 31, 2007. The statute of limitations on Latin America’s U.S. federal tax returns remains open for the years ended November 30, 2005 through
November 30, 2007. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial
Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”
(“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how deriva-
tives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff
Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures
about Credit Derivatives and Certain Guarantees: An Amendment of FASB
Statement No. 133 and FASB Interpretation No. 45; and Clarification of the
Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133 “Accounting for Derivative Instruments and
Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by
FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the
Funds’ financial statement disclosures, if any, is currently being assessed.

Basis of Consolidation:

Global Emerging Markets

The Fund’s accompanying consolidated Statement of Changes in Net Assets for the year ended June 30, 2007 and the Financial Highlights for each of the years in the four-year period ended June 30, 2007 includes the accounts of
Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30, 2007, Inversiones en
Marcado Accionario de Valores Chile Limitada was dissolved.

Latin America

The Fund’s accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated.

Bank Overdraft: Latin America recorded a bank overdraft which resulted from estimates of available cash.

Other: Expenses directly related to a Fund or its classes are charged to that
Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Global Emerging Markets and Latin America entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC, (the “Advisor” or the
“Administrator”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co.,
Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are
principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, Global
Emerging Markets and Latin America pay the Advisor a monthly fee at an annual rate of 1.0% of the average daily value of each Fund’s average daily net assets.

For Global Emerging Markets, the Advisor voluntarily agreed to waive
0.10% of its fee for the periods September 1, 2008 to September 30, 2008,
October 1, 2007 to October 31, 2007 and July 1, 2007 to August 31, 2007,
which is shown as fees waived by advisor on the Statements of Operations.

The Advisor, on behalf of Global Emerging Markets and Latin America, has entered into a separate sub-advisory agreement with BlackRock Investment
Management, LLC (“BIM”) and BlackRock Asset Management U.K. Limited,
both affiliates of the Advisor with respect to each Fund, under which the
Advisor pays each sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Funds to the Advisor.

Global Emerging Markets and Latin America reimbursed the Advisor for certain accounting services, which are included in accounting services in the
Statements of Operations as follows:

Global Emerging Markets
Period July 1, 2008 to October 31, 2008	$ 1,444
Year Ended June 30, 2008	$ 5,328

Latin America
Period December 1, 2007 to October 31, 2008	$12,963
Year Ended November 30, 2007	$ 9,589

The Corporation, on behalf of International, has entered into an Administration
Agreement with the Administrator. The administration fee to the Administrator is calculated daily and paid monthly based on an annual rate of 0.25% of the average daily value of the Fund’s average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

ANNUAL REPORT

OCTOBER 31, 2008

33

Notes to Financial Statements (continued)

Effective October 1, 2008, Global Emerging Markets, Latin America, and
the Corporation (on behalf of International), have entered into separate
Distribution Agreements and Distribution Plans with BlackRock Investments,
Inc. (“BII”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Funds. FAMD is a wholly owned subsidiary of Merrill
Lynch Group, Inc. and BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by each Fund in accordance with
Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily value of each Fund’s net assets as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with the Distributor, broker-dealers, including
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each of the Funds. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to
Investor A, Investor B, and Investor C shareholders.

Global Emerging Markets

For the period July 1, 2008 to October 31, 2008 and the year ended June
30, 2008, the Distributor earned underwriting discounts and direct commis-
sions and its affiliates earned dealer concessions on sales of the Fund’s
Investor A Shares, which totaled $9,850 and $71,624, respectively and affiliates received contingent deferred sales charges of $3,998 and $10,183;
and $2,900 and $4,324 relating to transactions in Investor B and Investor C
Shares, respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year. Furthermore, affiliates received contingent deferred sales charges of $3,019 and $793, respectively relating to transactions subject to front-end sales charge waivers in Investor A shares.

Latin America

For the period December 1, 2007 to October 31, 2008 and the year ended
November 30, 2007, the Distributor earned underwriting discounts and direct commissions and its affiliates earned dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $381,743 and $454,828, respectively and affiliates received contingent deferred sales charges of $128,983 and
$64,222; and $208,847 and $118,932 relating to transactions in Investor B and Investor C Shares, respectively. These amounts include payments to
Hilliard Lyons, which was considered an affiliate for a portion of the period.
Furthermore, affiliates received contingent deferred sales charges of $33,403 and $11,384, respectively, relating to transactions subject to front-end sales charge waivers in Investor A Shares.

International

For the period June 1, 2008 to October 31, 2008 and the year ended May
31, 2008, the Distributor earned underwriting discounts and direct commis-
sions and its affiliates earned dealer concessions on sales of the Fund’s

Investor A Shares, which totaled $903 and $10,309, respectively, and affili-
ates received contingent deferred sales charges of $335 and $2,876; and
$44 and $572 relating to transactions in Investor B and Investor C Shares, respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year.

In addition, MLPF&S received commissions on the execution of portfolio transactions as follows:

Global Emerging Markets
Period July 1, 2008 to October 31, 2008	$ 1,131
Year Ended June 30, 2008	$ 1,267

Latin America
Period December 1, 2007 to October 31, 2008	$207,872
Year Ended November 30, 2007	$146,080

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is each Fund’s transfer agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distri-
bution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-
money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-
accounting, recordkeeping, sub-transfer agency and other administrative serv-
ices with respect to sub-accounts they service. For these services, these affili-
ates receive an annual fee per shareholder account which will vary depending on share class. In return for these services, the Funds paid fees as follows:

Global Emerging Markets
Period July 1, 2008 to October 31, 2008	$ 100,259
Year Ended June 30, 2008	$ 293,758

Latin America
Period December 1, 2007 to October 31, 2008	$ 345,042

International
Period June 1, 2008 to October 31, 2008	$ 142,789
Year Ended May 31, 2008	$ 378,675

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds.
The Funds earned the following, which are included in income from affiliates in the Statement of Operations:

	Period	Period	Period
	July 1,	June 1,	December 1,
	2008 to	2008 to	2007 to
	October 31,	October 31,	October 31,
	2008	2008	2008
Global Emerging Markets	$87	—	—
International	—	$46	—
Latin America	—	—	$14,168

34 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements (continued)

The Advisor/Administrator maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. The following amounts have been accrued by the Funds to reimburse the Advisor/Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center Fees

Period
	July 1, 2008 to	Year Ended
Global Emerging Markets	October 31, 2008	June 30, 2008
Institutional	$ 684	$ 2,704
Investor A	$ 2,156	$ 8,228
Investor B	$ 224	$ 806
Investor C	$ 412	$ 1,398

Period
	December 1, 2007	Year Ended
Latin America	to October 31, 2008	November 30, 2007
Institutional	$ 1,188	$ 1,911
Investor A	$16,928	$30,843
Investor B	$ 1,912	$ 3,607
Investor C	$ 5,692	$10,795

Period
	June 1, 2008 to	Year Ended
International	October 31, 2008	May 31, 2008
Institutional	$ 52	$ 85
Investor A	$ 376	$ 505
Investor B	$ 228	$ 429
Investor C	$ 236	$ 384

Latin America has received an exemptive order from the Securities and
Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securi-
ties lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment com-
pany managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the period December 1, 2007 to October 31,
2008 and the year ended November 30, 2007, BIM received $90,482 and
$36,612, respectively in securities lending agent fees.

During the year ended November 30, 2007, the Advisor determined that the
Latin America Fund violated a fundamental investment policy. The Fund invest-
ed in securities of an issuer and, as a result, over 5% of the Fund’s assets were invested in these securities. To resolve the violation, the Fund sold the securities so that its total investment was below 5% of the Fund’s assets and the Advisor reimbursed the Fund for the realized losses incurred from the date of the violation through the sales of the securities. The amount of the reim-
bursements for the realized losses was $116,284.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. Each Fund reimburses the Advisor for com-
pensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Global Emerging Markets

Purchases and sales of investments, excluding short-term securities, for the period July 1, 2008 to October 31, 2008 were $150,585,607 and
$158,914,923, respectively.

Latin America

Purchases and sales of investments, excluding short-term securities, for the period December 1, 2007 to October 31, 2008 were $463,590,171 and
$450,153,400, respectively.

Transactions in call options written for the period December 1, 2007 to
October 31, 2008 were as follows:

		Premiums
	Contracts	Received
Outstanding call options written, beginning
of period	—	—
Options written	300	$ 68,873
Options expired	(300)	(68,873)
Outstanding call options written, end of period	—	—

4. Short-Term Borrowings:

Global Emerging Markets and Latin America, along with certain other funds managed by the Advisor and its affiliates, are party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. Each Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under each Fund’s current Prospectus and Statement of
Additional Information, subject to various other legal, regulatory or contractual limits. Each Fund pays a commitment fee of 0.06% per annum based on the
Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. Global Emerging Markets did not borrow under the credit agreement during the period July 1, 2008 to October 31, 2008; and Latin
America did not borrow under the credit agreement during the period
December 1, 2007 to October 31, 2008.

5. Commitments:

Global Emerging Markets

At October 31, 2008, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell foreign currencies with approximate values of $3,594,000 and $2,773,000, respectively.

Latin America

At October 31, 2008, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currencies with an approximate value of $1,244,000.

6. Geographic Concentration Risk:

Latin America invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the
Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a signif-
icant impact on its investment performance. Please see the Consolidated
Schedule of Investments for concentrations in specific countries.

ANNUAL REPORT

OCTOBER 31, 2008

35

Notes to Financial Statements (continued)

7. Income Tax Information:
Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2008 attributable to net operating losses, distributions paid in excess of taxable income, and passive foreign invest-
ment companies were reclassified to the following accounts:
BlackRock
	Global	BlackRock
	Emerging	Latin	BlackRock
	Markets	America	International
	Fund, Inc.	Fund, Inc.	Fund
Increase (decrease) paid-in capital in excess of par	—	$ (406,381)	$(15.524)
Increase (decrease) undistributed (distributions in excess of) net investment income	$ (116,390)	$(1,451,294)	$ (6,156)
Increase (decrease) accumulated net realized gain (loss)	$ 116,390	$ 1,857,675	$ 21,680

Global Emerging Markets

The tax character of distributions paid during the period July 1, 2008 to October 31, 2008 and the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:
	10/31/2008	6/30/2008	6/30/2007
Distributions paid from:
Ordinary income	$ 4,293,450	$ 25,665,616	$ 11,250,348
Long-term capital gain	$ 18,684,417	$ 47,731,477	$ 34,170,645
Total taxable distributions	$ 22,977,867	$ 73,397,093	$ 45,420,993

Latin America
The tax character of distributions paid during the period December 1, 2007 to October 31, 2008 and the fiscal years ended November 30, 2007 and
November 30, 2006 was as follows:
	10/31/2008	11/30/2007	11/30/2006
Distributions paid from:
Ordinary income	$ 6,410,583	$ 5,470,401	$ 4,503,634
Long-term capital gains	$ 113,732,703	—	—
Total taxable distributions	$ 120,143,286	$ 5,470,401	$ 4,503,634

International
The tax character of distributions paid during the period June 1, 2008 to October 31, 2008 and the fiscal years ended May 31, 2008 and May 31, 2007 was as follows:
	10/31/2008	5/31/2008	5/31/2007
Distributions paid from:
Ordinary income	$ 528,596	$ 224,717	$ 998,459
Total taxable distributions	$ 528,596	$ 224,717	$ 998,459

As of October 31, 2008, the tax components of accumulated losses were as follows:
BlackRock
	Global	BlackRock
	Emerging	Latin	BlackRock
	Markets	America	International
	Fund, Inc.	Fund, Inc.	Fund

Undistributed ordinary income	$ 484,930	—	—
Undistributed long-term net capital gains or capital loss carryforwards	$ (48,804,827)	$ (57,163,692)	$(58,067,059)
Net unrealized losses*	$ (72,916,218)	$(162,843,354)	$(23,788,921)
Total accumulated net losses	$ (121,236,115)	$(220,007,046)	$(81,855,980)
* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the timing of income recognition on partnership interests, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other temporary differences.

36 ANNUAL REPORT OCTOBER 31, 2008

Notes to Financial Statements (continued) As of October 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

					BlackRock
				Global	BlackRock
				Emerging	Latin	BlackRock
				Markets	America	International
				Fund, Inc.	Fund, Inc.	Fund
2009				$ 7,236,560	—	—
2010				3,618,280	—	$ 38,696,952
2016				37,949,987	$ 57,163,692	19,370,107
Total				$ 48,804,827	$ 57,163,692	$ 58,067,059

8. Capital Share Transactions:
Global Emerging Markets
Transactions in shares for each class were as follows:
		Period
	July 1, 2008 to		Year Ended		Year Ended
	October 31, 2008		June 30, 2008		June 30, 2007
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	707,993	$ 9,764,256	187,837	$ 4,917,755	103,900	$ 2,445,868
Shares issued to shareholders in reinvestment
of dividends and distributions	424,939	5,914,332	750,174	18,866,886	560,278	11,600,782
Total issued	1,132,932	15,678,588	938,011	23,784,641	664,178	14,046,650
Shares redeemed	(505,380)	(7,626,329)	(450,698)	(11,679,397)	(631,519)	(15,126,694)
Net increase (decrease)	627,552	$ 8,052,259	487,313	$ 12,105,244	32,659	$ (1,080,044)

Investor A
Shares sold and automatic conversion of shares	161,454	$ 2,487,355	782,422	$ 20,102,130	619,093	$ 14,461,982
Shares issued to shareholders in reinvestment
of dividends and distributions	807,945	10,897,921	1,345,076	32,946,633	909,100	18,434,053
Total issued	969,399	13,385,276	2,127,498	53,048,763	1,528,193	32,896,035
Shares redeemed	(789,942)	(11,598,991)	(989,966)	(24,538,895)	(1,145,067)	(26,610,025)
Net increase	179,457	$ 1,786,285	1,137,532	$ 28,509,868	383,126	$ 6,286,010

Investor B
Shares sold	11,089	$ 168,711	67,969	$ 1,630,778	94,447	$ 2,022,074
Shares issued to shareholders in reinvestment
of dividends and distributions	51,397	625,988	113,412	2,552,296	134,036	2,527,381
Total issued	62,486	794,699	181,381	4,183,074	228,483	4,549,455
Shares redeemed and automatic conversion of shares	(70,702)	(946,167)	(307,706)	(7,194,172)	(481,390)	(10,403,861)
Net decrease	(8,216)	$ (151,468)	(126,325)	$ (3,011,098)	(252,907)	$ (5,854,406)

Investor C
Shares sold	73,437	$ 1,085,047	401,603	$ 9,253,606	236,875	$ 5,127,554
Shares issued to shareholders in reinvestment
of dividends and distributions	210,547	2,496,749	360,570	7,941,682	237,166	4,421,388
Total issued	283,984	3,581,796	762,173	(17,195,288)	474,041	9,548,942
Shares redeemed	(360,069)	(4,745,162)	(410,160)	(8,987,901)	(302,033)	(6,500,981)
Net increase (decrease)	(76,085)	$ (1,163,366)	352,013	$ 8,207,387	172,008	$ 3,047,961

ANNUAL REPORT

OCTOBER 31, 2008

37

Notes to Financial Statements (continued)

Latin America
Transactions in shares for each class were as follows:
	Period
	December 1, 2007 to		Year Ended		Year Ended
	October 31, 2008		November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,158,098	$ 71,001,205	1,272,272	$ 80,829,282	2,731,034	$ 118,157,152
Shares issued to shareholders in reinvestment
of dividends	278,558	17,462,107	49,381	2,575,234	56,724	2,065,916
Total issued	1,436,656	88,463,312	1,321,653	83,404,516	2,787,758	120,223,068
Shares redeemed	(1,138,622)	(59,478,030)	(3,462,518)	(194,175,665)	(2,646,317)	(111,757,237)
Net increase (decrease)	298,034	$ 28,985,282	(2,140,865)	$ (110,771,149)	141,441	$ 8,465,831

Investor A
Shares sold	3,142,527	$ 209,226,730	2,993,773	$ 202,297,775	1,196,710	$ 50,898,034
Automatic conversion of shares	—	—	—	—	63,583	2,644,612
Shares issued to shareholders in reinvestment
of dividends	902,406	55,922,568	37,370	1,933,536	44,238	1,600,540
Total issued	4,044,933	265,149,298	3,031,143	204,231,311	1,304,531	55,143,186
Shares redeemed	(3,762,743)	(209,271,388)	(1,263,895)	(82,271,703)	(1,259,090)	(52,899,678)
Net increase	282,190	$ 55,877,910	1,767,248	$ 121,959,608	45,441	$ 2,243,508

Investor B
Shares sold	186,611	$ 11,962,166	293,436	$ 18,680,821	199,572	$ 8,247,622
Shares issued to shareholders in reinvestment
of dividends	71,416	4,320,594	1,015	50,584	1,877	66,196
Total issued	258,027	16,282,760	294,451	18,731,405	201,449	8,313,818
Automatic conversion of shares	—	—	—	—	(66,225)	(2,644,612)
Shares redeemed	(265,203)	(14,446,623)	(163,918)	(9,848,033)	(189,174)	(7,699,053)
Total redeemed	(265,203)	(14,446,623)	(163,918)	(9,848,033)	(255,399)	(10,343,665)
Net increase (decrease)	(7,176)	$ 1,836,137	130,533	$ 8,883,372	(53,950)	$ (2,029,847)

Investor C
Shares sold	1,418,638	$ 87,692,633	1,680,824	$ 106,157,297	823,696	$ 33,675,697
Shares issued to shareholders in reinvestment
of dividends	418,035	24,730,101	6,346	311,628	7,792	269,785
Total issued	1,836,673	112,422,734	1,687,170	106,468,925	831,488	33,945,482
Shares redeemed	(1,489,018)	(73,074,328)	(506,882)	(30,730,485)	(478,645)	(18,922,763)
Net increase	347,655	$ 39,348,406	1,180,288	$ 75,738,440	352,843	$ 15,022,719

38 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements (concluded)

International
Transactions in shares for each class were as follows:
		Period
	June 1, 2008 to		Year Ended		Year Ended
	October 31, 2008		May 31, 2008		May 31, 2007
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,108	$ 64,694	24,171	$ 351,017	102,421	$ 1,260,887
Shares issued to shareholders in reinvestment
of dividends and distributions	8,524	104,425	5,110	67,055	12,783	160,677
Total issued	13,632	169,119	29,281	418,072	115,204	1,421,564
Shares redeemed	(110,195)	(1,259,256)	(158,602)	(2,237,713)	(265,784)	(3,322,164)
Net decrease	(96,563)	$ (1,090,137)	(129,321)	$ (1,819,641)	(150,580)	$ (1,900,600)

Investor A
Shares sold and automatic conversion of shares	417,753	$ 4,967,663	1,140,058	$ 16,105,187	1,856,876	$ 23,764,197
Shares issued to shareholders in reinvestment
of dividends	28,066	341,015	10,055	130,879	21,871	272,736
Total issued	445,819	5,308,678	1,150,113	16,236,066	1,878,747	24,036,933
Shares redeemed	(501,095)	(5,458,618)	(865,330)	(12,179,455)	(1,110,949)	(14,360,866)
Net increase (decrease)	(55,276)	$ (149,940)	284,783	$ 4,056,611	767,798	$ 9,676,067

Investor B
Shares sold	299,347	$ 3,319,265	1,081,938	$ 14,597,126	1,429,741	$ 17,605,872
Shares issued to shareholders in reinvestment
of dividends	—	—	—	—	30,377	365,136
Total issued	299,347	3,319,265	1,081,938	14,597,126	1,460,118	17,971,008
Shares redeemed and automatic conversion of shares	(744,167)	(8,320,772)	(2,148,978)	(28,924,995)	(3,354,459)	(41,150,734)
Net decrease	(444,820)	$ (5,001,507)	(1,067,040)	$ (14,327,869)	(1,894,341)	$ (23,179,726)

Investor C
Shares sold	29,780	$ 324,315	89,447	$ 1,217,816	98,864	$ 1,212,045
Shares issued to shareholders in reinvestment
of dividends	1,922	22,496	—	—	9,012	108,329
Total issued	31,702	346,811	89,447	1,217,816	107,876	1,320,374
Shares redeemed	(153,110)	(1,632,510)	(262,730)	(3,572,287)	(459,955)	(5,671,948)
Net decrease	(121,408)	$ (1,285,699)	(173,283)	$ (2,354,471)	(352,079)	$ (4,351,574)

There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the
Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc.
The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

Global Emerging Markets paid an ordinary income dividend in the amount of $0.053598 per Institutional Share and $0.034582 per Investor A Share on
December 16, 2008 to shareholders of record on December 12, 2008.

ANNUAL REPORT

OCTOBER 31, 2008

39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Global Emerging Markets Fund, Inc., BlackRock Latin America
Fund, Inc. and BlackRock International Fund of BlackRock
Series, Inc. (collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Emerging
Markets Fund, Inc. as of October 31, 2008, and the related statements of operations for the period July 1, 2008 to October 31, 2008 and for the year ended June 30, 2008, the statements of changes in net assets for the period
July 1, 2008 to October 31, 2008 and for each of the two years in the period ended June 30, 2008, and the financial highlights for the period July 1,
2008 to October 31, 2008 and for each of the five years in the period ended June 30, 2008. We have also audited the accompanying statement of assets and liabilities of BlackRock International Fund, one of the series constituting BlackRock Series, Inc. as of October 31, 2008, and the related statements of operations for the period June 1, 2008 to October 31, 2008 and for the year ended May 31, 2008, the statements of changes in net assets for the period June 1, 2008 to October 31, 2008 and for each of the two years in the period ended May 31, 2008, and the financial high-
lights for the period June 1, 2008 to October 31, 2008 and for each of the five years in the period ended June 30, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Latin America Fund, Inc. as of October 31, 2008,
and the related statements of operations for the period December 1, 2007 to October 31, 2008 and for the year ended November 30, 2007, the statements of changes in net assets for the period December 1, 2007 to October 31, 2008 and for each of the two years in the period ended
November 30, 2007, and the financial highlights for the period December 1,
2007 to October 31, 2008 and for each of the five years in the period ended November 30, 2007. These financial statements and financial high-
lights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circum-
stances, but not for the purpose of expressing an opinion on the effective-
ness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-
ments, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing proce-
dures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Global Emerging Markets Fund, Inc. as of October 31, 2008, the
results of its operations for the period July 1, 2008 to October 31, 2008 and the year ended June 30, 2008, the changes in its net assets for the period July 1, 2008 to October 31, 2008 and for each of the two years in the period ended June 30, 2008, and the financial highlights for the period
July 1, 2008 to October 31, 2008 and for each of the five years in the period ended June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International
Fund, of BlackRock Series, Inc. as of October 31, 2008, the results of its operations for the period June 1, 2008 to October 31, 2008 and for the year ended May 31, 2008, the changes in its net assets for the period June 1,
2008 to October 31, 2008 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period June 1,
2008 to October 31, 2008 and for each of the five years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Latin America
Fund, Inc. as of October 31, 2008, the results of its operations for the period
December 1, 2007 to October 31, 2008 and the year ended November 30,
2007, the changes in its net assets for the period December 1, 2007 to October 31, 2008 and for each of the two years in the period ended
November 30, 2007, and its financial highlights for the period December 1,
2007 to October 31, 2008 and for each of the five years in the period ended November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2008

40 ANNUAL REPORT

OCTOBER 31, 2008

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by each Fund during the period ended October 31, 2008:

BlackRock
		Global	BlackRock	BlackRock
		Emerging Markets	Latin America	International
		Fund, Inc.	Fund, Inc.	Fund

	Record Date	September 17, 2008	December 19, 2007	August 20, 2008
	Payable Date	September 19, 2008	December 21, 2007	August 22, 2008

Qualified Dividend Income for Individuals*		45.55%†	100.00%†	100.00%†
Foreign Source Income		40.67%†	91.47%†	100.00%†
Foreign Taxes Paid Per Share		$0.043917	$0.091879	$0.070228
Short-Term Capital Gain Dividends for Non-U.S. Residents**		98.91%	7.25%	—

* Each Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

† Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by each Fund on income received by each Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, BlackRock Global Emerging Markets Fund, Inc. distributed long-term capital gains of $1.606182 per share to shareholders of record on
September 17, 2008 and BlackRock Latin America Fund, Inc. distributed long-term capital gains of $11.428007 per share to shareholders of record on
December 19, 2007.

ANNUAL REPORT

OCTOBER 31, 2008

41

Schedule of Investments October 31, 2008			BlackRock Master International Portfolio
			(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value	Common Stocks	Shares	Value
Brazil — 3.5%			Luxembourg — 0.8%
Commercial Banks — 2.0%			Tobacco — 0.8%
Banco Bradesco SA (a)	102,192 $	1,195,646	Reinet Investments NPV (b)	22,925	$ 444,250
Oil, Gas & Consumable Fuels — 1.5%			Total Common Stocks in Luxembourg		444,250
Petroleo Brasileiro SA (a)	32,848	883,283	Netherlands — 4.6%
Total Common Stocks in Brazil		2,078,929	Food & Staples Retailing — 2.7%
Denmark — 1.9%			Koninklijke Ahold NV	149,698	1,607,065
Beverages — 1.2%			Semiconductors & Semiconductor Equipment — 1.9%
Carlsberg A/S	17,987	708,122	ASML Holding NV	64,377	1,127,007
Electrical Equipment — 0.7%			Total Common Stocks in the Netherlands		2,734,072
Vestas Wind Systems A/S (b)	10,331	423,158	Russia — 0.8%
Total Common Stocks in Denmark		1,131,280	Oil, Gas & Consumable Fuels — 0.8%
Finland — 2.6%			OAO Gazprom (a)	24,306	482,960
Communications Equipment — 2.6%			Total Common Stocks in Russia		482,960
Nokia Oyj	102,069	1,563,514	Spain — 2.9%
Total Common Stocks in Finland		1,563,514	Diversified Telecommunication Services — 2.9%
France — 14.0%			Telefonica SA	93,126	1,724,223
Commercial Banks — 1.9%			Total Common Stocks in Spain		1,724,223
BNP Paribas SA	15,718	1,134,861	Sweden — 4.3%
Construction & Engineering — 2.7%			Diversified Telecommunication Services — 1.6%
Bouygues	37,708	1,605,619	Tele2 AB	109,140	931,311
Independent Power Producers & Energy Traders — 1.3%			Machinery — 1.0%
EDP Renovaveis SA (b)	150,487	772,802	Hexagon AB	95,040	622,530
Media — 3.4%			Tobacco — 1.7%
Eutelsat Communications	32,736	702,622	Swedish Match AB	71,781	996,814
Vivendi SA	49,531	1,294,697	Total Common Stocks in Sweden		2,550,655
		1,997,319	Switzerland — 15.2%
Oil, Gas & Consumable Fuels — 3.0%			Capital Markets — 2.1%
Total SA	32,565	1,791,514	Credit Suisse Group AG	33,267	1,243,982
Pharmaceuticals — 1.7%			Insurance — 4.2%
Sanofi—Aventis	15,368	973,673	Swiss Reinsurance Co. Registered Shares	26,147	1,090,426
Total Common Stocks in France		8,275,788	Zurich Financial Services AG	6,733	1,365,975
Germany — 10.5%					2,456,401
Chemicals — 2.1%			Pharmaceuticals — 3.7%
Linde AG	15,035	1,244,028	Roche Holding AG	14,305	2,187,619
Commercial Banks — 1.2%			Professional Services — 1.7%
Commerzbank AG	65,617	698,381	Adecco SA Registered Shares	29,096	1,012,159
Diversified Financial Services — 1.8%			Textiles, Apparel & Luxury Goods — 3.5%
Deutsche Boerse AG	13,854	1,083,463	Compagnie Financiere Richemont SA	34,728	730,076
Electric Utilities — 3.6%			Swatch Group Ltd./The Bearer Shares	8,712	1,359,456
E.ON AG	57,576	2,157,653			2,089,532
Insurance — 1.8%			Total Common Stocks in Switzerland		8,989,693
Allianz AG Registered Shares	14,392	1,056,229	United Kingdom — 26.2%
Total Common Stocks in Germany		6,239,754	Aerospace & Defense — 2.8%
Hong Kong — 4.1%			BAE Systems Plc	292,757	1,645,575
Commercial Banks — 1.6%			Commercial Banks — 2.1%
Industrial & Commercial Bank of China	2,049,000	964,096	Standard Chartered Plc	74,713	1,234,783
Wireless Telecommunication Services — 2.5%			Food & Staples Retailing — 2.6%
China Mobile Ltd.	164,000	1,443,744	Tesco Plc	279,448	1,531,125
Total Common Stocks in Hong Kong		2,407,840	Food Products — 2.7%
Japan — 4.5%			Unilever Plc	71,458	1,605,362
Commercial Banks — 2.1%			Insurance — 1.8%
Mitsubishi UFJ Financial Group, Inc.	200,000	1,256,835	Prudential Plc	216,118	1,085,633
Software — 2.4%
Nintendo Co., Ltd.	4,400	1,413,756
Total Common Stocks in Japan		2,670,591

See Notes to Financial Statements. 42 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Master International Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Metals & Mining — 1.7%
BHP Billiton Plc	57,232	$ 971,829
Oil, Gas & Consumable Fuels — 3.3%
Cairn Energy Plc (b)	20,656	535,147
Tullow Oil Plc	165,781	1,407,906
		1,943,053
Textiles, Apparel & Luxury Goods — 1.5%
Burberry Group Plc	199,071	885,980
Tobacco — 4.0%
British American Tobacco Plc	29,055	796,958
Imperial Tobacco Group Plc	59,356	1,590,830
		2,387,788
Wireless Telecommunication Services — 3.7%
Vodafone Group Plc	1,137,794	2,188,790
Total Common Stocks in the United Kingdom		15,479,918
Total Long-Term Investments
(Cost — $80,331,771) — 95.9%		56,773,467

	Beneficial
	Interest
Short-Term Securities	(000)
BlackRock Liquidity Series, LLC
Cash Sweep Series, 4.60% (c)(d)	$1,309	1,309,207
Total Short-Term Securities (Cost — $1,309,207) — 2.2%		1,309,207
Total Investments (Cost — $81,640,978*) — 98.1%		58,082,674
Other Assets Less Liabilities — 1.9%		1,134,673
Net Assets — 100.0%		$ 59,217,347

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 81,889,986
Gross unrealized appreciation		$ 1,183,594
Gross unrealized depreciation		(24,990,906)
Net unrealized depreciation		$ (23,807,312)

(a) Depositary receipts.
(b) Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
	(000)	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	$1,309	$14,112
(d) Represents the current yield as of report date.

•For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•Effective June 1, 2008, the Portfolio adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Portfolio’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities
Level 1	$ 3,291,965
Level 2	54,790,709
Level 3	—
Total	$ 58,082,674

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 43

Statement of Assets and Liabilities	BlackRock Master International Portfolio

October 31, 2008

Assets
Investments at value (cost — $80,331,771)	$ 56,773,467
Investments at value — affiliated (cost — $1,309,207)	1,309,207
Investments sold receivable	2,624,591
Dividends receivable	555,045
Prepaid expenses	1,934
Other assets	164,726
Total assets	61,428,970

Liabilities
Bank overdraft	3,962
Investments purchased payable	1,539,442
Withdrawls payable to investors	574,757
Investment advisory fees payable	40,242
Other affiliates payable	624
Officer’s and Directors’ fees payable	12
Other accrued expenses payable	52,584
Total liabilities	2,211,623
Net Assets	$ 59,217,347

Net Assets Consist of
Investors’ capital	$ 82,755,260
Net unrealized appreciation/depreciation	(23,537,913)
Net Assets	$ 59,217,347

See Notes to Financial Statements.

44 ANNUAL REPORT

OCTOBER 31, 2008

Statement of Operations	BlackRock Master International Portfolio

	Period
	June 1, 2008 to	Year Ended
	October 31, 2008	May 31, 2008
Investment Income
Dividends[1]	$ 952,100	$ 3,417,665
Income from affiliates	14,158	45,203
Total income	966,258	3,462,868

Expenses
Investment advisory	291,734	896,902
Custodian	37,563	117,297
Accounting services	37,091	100,101
Professional	31,066	36,064
Officer and Directors	3,841	19,945
Printing	732	635
Miscellaneous	2,433	14,566
Total expenses	404,460	1,185,510
Net investment income	561,798	2,277,358

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(19,549,001)	10,524,683
Foreign currency	(21,680)	(89,498)
	(19,570,681)	10,435,185
Net change in unrealized appreciation/depreciation on:
Investments	(31,275,902)	(4,768,922)
Foreign currency	(63,142)	53,589
	(31,339,044)	(4,715,333)
Total realized and unrealized gain (loss)	(50,909,725)	5,719,852
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (50,347,927)	$ 7,997,210

[1] Net of foreign withholding tax	$ 33,010	$ 353,274

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

45

Statements of Changes in Net Assets				BlackRock Master International Portfolio
			Period		Year Ended
			June 1, 2008 to		May 31,
Increase (Decrease) in Net Assets:			October 31, 2008		2008	2007
Operations
Net investment income			$ 561,798		$ 2,277,358	$ 2,062,812
Net realized gain (loss)			(19,570,681)		10,435,185	25,383,534
Net change in unrealized appreciation/depreciation			(31,339,044)		(4,715,333)	(7,673,440)
Net increase (decrease) in net assets resulting from operations			(50,347,927)		7,997,210	19,772,906

Capital Transactions
Proceeds from contributions			9,100,850		32,271,146	43,466,052
Fair value of withdrawals			(17,771,416)		(48,626,388)	(66,120,001)
Net decrease in net assets derived from capital transactions			(8,670,566)		(16,355,242)	(22,653,949)

Net Assets
Total decrease in net assets			(59,018,493)		(8,358,032)	(2,881,043)
Beginning of period			118,235,840		126,593,872	129,474,915
End of period			$ 59,217,347		$ 118,235,840	$ 126,593,872

Financial Highlights				BlackRock Master International Portfolio

Period
	June 1, 2008 to			Year Ended May 31,
	October 31, 2008	2008	2007	2006	2005	2004
Total Investment Return
Total investment return	(44.29)%[1]	7.12%	16.99%	25.58%	14.08%	21.12%

Ratios to Average Net Assets
Total expenses	1.04%[2]	0.99%	0.96%	0.98%	0.95%	0.94%
Net investment income	1.44%[2]	1.90%	1.64%	1.48%	1.51%	1.60%

Supplemental Data
Net assets, end of period (000)	$ 59,217	$118,236	$126,594	$129,475	$122,401	$146,726
Portfolio turnover	78%	153%	151%	96%	49%	74%

1 Aggregate total investment return.
2 Annualized.

See Notes to Financial Statements.

46 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the “Portfolio”) of BlackRock
Master LLC (the “Master LLC”) is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the
Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.
During the period, the Portfolio changed its year end to October 31.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a recognized securi-
ties exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applica-
ble. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost. The Portfolio values its investment in the BlackRock Liquidity
Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”).
When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-
length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE.
Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into
United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) pur-
chases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates).
Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Income Taxes: The Master LLC is classified as a “pass-through entity” for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.
Therefore, no federal income tax provision is required. It is intended that the
Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividend, and capital gains at various rates.

Recent Accounting Pronouncement: In March 2008, Statement of Financial
Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS
161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008,
FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the
“FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An
Amendment of FASB Statement No. 133 and FASB Interpretation No. 45;
and Clarification of the Effective Date of FASB Statement No. 161” was
issued and is effective for fiscal years and interim periods ending after
November 15, 2008. The FSP amends FASB Statement No. 133 (“FAS
133”), “Accounting for Derivative Instruments and Hedging Activities,”
to require disclosures by sellers of credit derivatives, including credit deriva-
tives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

ANNUAL REPORT

OCTOBER 31, 2008

47

Notes to Financial Statements (concluded) BlackRock Master International Portfolio

Bank Overdraft: The Portfolio recorded a bank overdraft which resulted from estimates of available cash.

Other: Expenses directly related to the Portfolio are charged to that Portfolio.
Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Master LLC, on behalf of the Portfolio, has entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and
The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the
Portfolio pays the Advisor a monthly fee based upon the average daily value of the Portfolio’s average daily net assets at the following annual rates: 0.75%
of the Portfolio’s average daily net assets not exceeding $500 million and
0.70% of the Portfolio’s average daily net assets in excess of $500 million.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Investment Management International Limited, an affiliate of the Advisor, under which the Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Advisor.

For the period June 1, 2008 to October 31, 2008 and May 31, 2008, the
Portfolio reimbursed the Advisor $741 and $2,175, respectively for certain accounting services, which are included in accounting services in the
Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Master LLC reimburses the
Advisor for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period June 1, 2008 to October 31, 2008 were $71,196,002 and
$80,490,094, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current prospectus and statement of additional infor-
mation, subject to various other legal, regulatory or contractual limits. The
Portfolio pays a commitment fee of 0.06% per annum based on the
Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agree-
ment during the period June 1, 2008 to October 31, 2008.

5. Commitments:

At October 31, 2008, the Portfolio had entered into foreign currency exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,187,000 and
$2,271,000, respectively.

6. Subsequent Event:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or about December 31, 2008.

48 ANNUAL REPORT

OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm BlackRock Master International Portfolio

To the Investor and Board of Directors of
BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master International
Portfolio, one of the series constituting BlackRock Master LLC (the “Master
LLC”), as of October 31, 2008, and the related statements of operations for the period June 1, 2008 to October 31, 2008 and for the year ended
May 31, 2008, the statements of changes in net assets for the period
June 1, 2008 to October 31, 2008 and for each of the two years in the period ended May 31, 2008, and the financial highlights for the period
June 1, 2008 to October 31, 2008 and for each of the five years in the period ended May 31, 2008. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.
Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the cir-
cumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included con-
firmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Master International Portfolio of BlackRock Master LLC as of
October 31, 2008, the results of its operations for the period June 1, 2008 to October 31, 2008 and the year ended May 31, 2008, the changes in its net assets for the period June 1, 2008 to October 31, 2008 and for each of the two years in the period ended May 31, 2008, and the financial high-
lights for the period June 1, 2008 to October 31, 2008 and for each of the five years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2008

ANNUAL REPORT

OCTOBER 31, 2008

49

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

Disclosure regarding approval of the advisory and subadvisory agreements of BlackRock Global Emerging Markets Fund, Inc. (formerly BlackRock
Developing Capital Markets Fund, Inc.) (the “Emerging Markets Fund”) can
be found in its annual report for the year ended June 30, 2008. Because the Emerging Markets Fund has changed its fiscal year end from June 30 to
October 31, Emerging Markets Fund is included in this report for its fiscal period ended October 31, 2008.

The Board of Directors of BlackRock Latin America Fund, Inc. (the “Latin
America Fund”) met in person in April and June 2008 to consider the approval of its investment advisory agreement (the “Latin America Fund
Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”). The Board of the Latin America Fund also considered the approval of the separate subadvisory agreements (the “Latin America Fund Subadvisory Agreements”)
(i) between the Advisor and BlackRock Investment Management, LLC (“BIM”)
and (ii) between the Advisor and BlackRock Asset Management U.K. Limited
(“BAM UK”).

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met in
person in April and June 2008 to consider the approval of the Master LLC’s investment advisory agreement (the “Master LLC Advisory Agreement”)
with the Advisor on behalf of the Master Portfolio (as defined below). The
Board of the Master LLC also considered the approval of the subadvisory agreement between the Advisor and BlackRock Investment Management
International Limited (“BIMIL” and collectively with BAM UK and BIM, the
“Subadvisors”) with respect to the Master Portfolio (the “Master LLC
Subadvisory Agreement”). BlackRock International Fund (the “International
Fund”), a series of BlackRock Series, Inc. (the “Series Fund”) currently invests all of its investable assets in BlackRock Master International Portfolio (the
“Master Portfolio”), a series of the Master LLC. Accordingly, the Board of Directors of the Series Fund also considered the approval of the Master
LLC Advisory Agreement and the Master LLC Subadvisory Agreement. The
International Fund does not require investment advisory services, since all investments are made at the Master Portfolio level.

The Advisor and the Subadvisors are referred to herein as “BlackRock.” The
Latin America Fund Advisory Agreement, the Latin America Fund Subadvisory
Agreements, the Master LLC Advisory Agreement and the Master LLC Sub-
advisory Agreement are referred to herein as the “Agreements.” For ease and clarity of presentation, the Board of Directors of the Latin America Fund,
the Board of Directors of the Master LLC and the Board of Directors of the
Series Fund, which are comprised of the same thirteen individuals, are herein referred to collectively as the “Boards” and the members of the Boards are referred to as “Directors.”

Activities and Composition of the Boards

The Boards each consist of thirteen individuals, eleven of whom are not “inter-
ested persons” of either the Latin America Fund, the Master LLC or the Series
Fund as defined in the Investment Company Act of 1940, as amended (the
“1940 Act”) (the “Independent Directors”). The Boards are responsible for the oversight of the operations of the Latin America Fund, the Master LLC and the Series Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Direc-
tors have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are both Independent Direc-
tors. The Boards established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a
Performance Oversight Committee, each of which is composed of, and chaired by, Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment man-
agement business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L. . and certain affiliates (the “Transaction”), the Latin America Fund entered into the Latin
America Advisory Agreement with the Advisor and the Advisor entered into separate Latin America Subadvisory Agreements with BIM and BAM UK. The
Master LLC entered into the Master LLC Advisory Agreement with the Advisor on behalf of the Master Portfolio and the Advisor entered into the Master LLC
Subadvisory Agreement with BIMIL with respect to the Master Portfolio. Each
Agreement had an initial two-year term. Consistent with the 1940 Act, prior to the expiration of each Agreement’s initial two-year term, the Boards are required to consider, as pertinent, the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the
Latin America Fund and the International Fund/Master Portfolio by the per-
sonnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Boards also received and assessed information regarding the services provided to the Latin America Fund and the International Fund/
Master Portfolio by certain unaffiliated service providers.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided to the Latin America Fund, the International Fund/Master
Portfolio and their respective shareholders. Among the matters the Boards considered, as pertinent, were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Latin America Fund and the International Fund/Master Portfolio, such as transfer agency fees and fees for marketing and distribution; (c) operating expenses of the Latin America
Fund and the International Fund/Master Portfolio; (d) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of the Latin America Fund and the International Fund/Master
Portfolio; (e) the compliance of the Latin America Fund and the International
Fund/Master Portfolio with their respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Boards; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

50 ANNUAL REPORT

OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Agreements was to be considered, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the Latin America Fund’s and the International
Fund’s fees and expenses and the investment performance of the Latin
America Fund and the International Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Latin America Fund and the International Fund/Master
Portfolio, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment man-
dates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding shares of the Latin America Fund and the International Fund; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the
April 16, 2008 meeting, the Boards requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-
fund basis; (ii) further analysis of investment performance; (iii) further data regarding the profitability, size and fee levels of the Latin America Fund and the International Fund/Master Portfolio; and (iv) additional information on sales and redemptions.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relat-
ing to the distribution of the shares of the Latin America Fund and the
International Fund, services related to the valuation and pricing of portfolio holdings of the Latin America Fund and the Master Portfolio, allocation of the
Latin America Fund and the Master Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Latin America Fund and the
International Fund/Master Portfolio. The Boards did not identify any particular information as controlling, and each pertinent Director may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Boards discussed and considered the proposed renewal of the applicable Agreements. As a result of the discussions, the Boards requested and BlackRock provided additional information, as detailed above, in advance of the June 3 – 4, 2008 Board meeting. At the in-person meetings held on June 3 – 4, 2008, (a) the Board of the Latin America Fund, including the Independent Directors, unanimously approved the continuation for a one-year term ending June 30, 2009 of
(i) the Latin America Fund Advisory Agreement between the Advisor and the
Latin America Fund; (ii) the Latin America Subadvisory Agreement between the
Advisor and BIM and (iii) the Latin America Subadvisory Agreement between the Advisor and BAM UK and (b) the Boards, including the Independent
Directors, unanimously approved the continuation for a one-year term ending
June 30, 2009 of (i) the Master LLC Advisory Agreement between the Advisor and the Master LLC with respect to the Master Portfolio; (ii) the Master LLC

Subadvisory Agreement between the Advisor and BIMIL with respect to the
Master Portfolio. The Boards considered all factors they believed relevant with respect to the Latin America Fund and the International Fund/Master Portfolio,
as applicable, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Latin America Fund and the International Fund/Master Portfolio and
BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationships with the Latin America Fund or the International Fund/
Master Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Boards, including the
Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Latin America Fund and the International Fund/
Master Portfolio. The Boards compared the Latin America Fund’s and the
International Fund’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Boards met with BlackRock’s senior management personnel responsible for investment operations, includ-
ing the senior investment officers. The Boards also reviewed the materials provided by the Latin America Fund’s and the Master Portfolio’s portfolio management teams discussing the performance of the Latin America Fund and the Master Portfolio and the investment objective, strategies and outlook of the Latin America Fund and the Master Portfolio.

The Boards considered, among other factors and as pertinent, the number, education and experience of BlackRock’s investment personnel generally, and of the portfolio management teams of the Latin America Fund and the
Master Portfolio; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Latin America Fund and the Master Portfolio and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Latin
America Fund and the International Fund/Master Portfolio. BlackRock and
its affiliates provide the Latin America Fund and the International Fund/
Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Latin America
Fund and the International Fund/Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the
Latin America Fund and the International Fund/Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the
Latin America Fund and the International Fund/Master Portfolio with other services, including (a) preparing disclosure documents, such as the pros-
pectus, the statement of additional information and shareholder reports;
(b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and com-
pliance support; and (f) performing other administrative functions necessary

ANNUAL REPORT

OCTOBER 31, 2008

51

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

for the operation of the Latin America Fund and the International Fund/
Master Portfolio, such as tax reporting and fulfilling regulatory filing require-
ments. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Latin America Fund, the International
Fund, the Master Portfolio and BlackRock: The Boards, including the
Independent Directors, also reviewed and considered the performance history of the Latin America Fund and the International Fund. In preparation for the April 16, 2008 meeting, the Boards were provided with reports, inde-
pendently prepared by Lipper, which included a comprehensive analysis of the Latin America Fund and the International Fund performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of the Latin America Fund and the International Fund (and related performance of the Master Portfolio)
as compared to a representative group of similar funds as determined by
Lipper and to all funds in the applicable Lipper category for the Latin America
Fund and the International Fund. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of the Latin America Fund and the International Fund/
Master Portfolio throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Latin America Fund’s performance was at or above the median of its Peers during each of the one-, three- and five-year periods reported.

The Boards noted that the International Fund/Master Portfolio had investment performance during the three- and five-year periods that was below both the benchmark and that of its Peers. However, the performance for the one-year period was ahead of the International Fund’s/Master Portfolio’s benchmark
(net of fees) and was in the top half of its Peers. The Boards discussed the performance issues of the International Fund/Master Portfolio with BlackRock and noted a positive trend in recent performance including the addition of a new co-portfolio manager to the management team.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Latin America Fund, the International Fund and the Master Portfolio:
The Boards, including the Independent Directors, reviewed the Latin America
Fund’s and the Master Portfolio’s contractual advisory fee rates compared with the other funds in the corresponding Latin America Fund’s and
International Funds’ Lipper category. They also compared the Latin America
Fund’s and the International Fund’s total expenses to those of other com-
parable funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment man-
dates, including separately managed institutional accounts.

The Boards, as pertinent, received and reviewed statements relating to
BlackRock’s financial condition and profitability with respect to the services it provided to the Latin America Fund and the International Fund/Master
Portfolio. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Latin America Fund and the
International Fund/Master Portfolio. The Boards reviewed BlackRock’s profitability with respect to the Latin America Fund and the International
Fund/Master Portfolio and each fund the Boards currently oversee for the year ended December 31, 2007 compared to aggregate profitability data provided for the year ended December 31, 2005.

In addition, the Boards considered the cost of the services provided to the
Latin America Fund and the International Fund/Master Portfolio by BlackRock,
and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Latin America Fund and the International Fund/Master
Portfolio and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Latin America Fund and the International
Fund/Master Portfolio and concluded that there was a reasonable basis for the allocation. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Boards.

The Board noted that the Latin America Fund paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median of its Peers.

The Boards noted that the Master Portfolio paid contractual advisory fees, prior to any expense reimbursements, lower than or equal to the median of its
Peers. The Boards also took into account that the Master Portfolio’s advisory fee arrangement includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Boards, including the Independent Directors, considered, as pertinent, the extent to which economies of scale might be realized as the assets of the Latin America Fund and the International
Fund/Master Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Latin America Fund and the International Fund/Master Portfolio to participate in these economies of scale. The Boards, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the
Latin America Fund and the International Fund/Master Portfolio. The Boards
considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Boards found, based on their review of comparable funds, that the management fee of the Latin America Fund and the International Fund/Master Portfolio
is appropriate in light of the scale of the Latin America Fund and the
International Fund/Master Portfolio.

52 ANNUAL REPORT

OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

E. Other Factors: The Boards also took into account, as pertinent, other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Latin America Fund and the International Fund/Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Latin America Fund and the International
Fund/Master Portfolio, including for administrative, transfer agency and dis-
tribution services. The Boards also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Latin
America Fund and the Master Portfolio, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board of the Latin America Fund approved the continuation for a one-year term ending June 30, 2009 of (a) the Latin America Fund Advisory Agreement
between the Advisor and the Latin America Fund; (b) the Latin America Sub-
advisory Agreement between the Advisor and BIM and (iii) the Latin America

Subadvisory Agreement between the Advisor and BAM UK. The Boards also approved the continuation of, for a one-year term ending June 30, 2009
(a) the Master LLC Advisory Agreement between the Advisor and the Master
LLC with respect to the Master Portfolio and (b) the Master LLC Subadvisory
Agreement between the Advisor and BIMIL with respect to the Master
Portfolio. Based upon their evaluation of all these factors in their totality, the Boards, including the Independent Directors, were satisfied, as pertinent, that the terms of the Agreements were fair and reasonable and in the best interest of the Latin America Fund and the International Fund/Master Portfolio
and the shareholders of the Latin America Fund and the International Fund.
In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but con-
sidered all factors together. The pertinent Independent Directors were also assisted by the advice of independent legal counsel in making this deter-
mination. The contractual fee arrangements for the Latin America Fund and the International Fund/Master Portfolio reflect the results of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT

OCTOBER 31, 2008

53

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Fund/Portfolio	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]

Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	34 Funds	None
40 East 52nd Street	the Board of	2000	of New York at Albany since 2000.	81 Portfolios
New York, NY 10022	Directors and
1940	Director

Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	34 Funds	None
40 East 52nd Street	the Board of	2007	Fox Chase Cancer Center since 2002; Member of the Archdiocesan	81 Portfolios
New York, NY 10022	Directors and		Investment Committee of the Archdiocese of Philadelphia since
1941	Director		2003; Director, the Committee of Seventy (civic) since 2006.

David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	34 Funds	None
40 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	81 Portfolios
New York, NY 10022			Academy since 2002; Formerly Chairman, Wave Hill Inc. (public
1940			garden and cultural center) from 1990 to 2006.

Dr. Matina Horner	Director	Since	Formerly Executive Vice President of Teachers Insurance and	34 Funds	NSTAR (electric
40 East 52nd Street		2007	Annuity Association and College Retirement Equities Fund	81 Portfolios	and gas utility)
New York, NY 10022			from 1989 to 2003.
1939

Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	34 Funds	AIMS Worldwide,
40 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	81 Portfolios	Inc. (marketing)
New York, NY 10022	the Audit		and Professor thereof from 1980 to 2005; President, Hudson Institute
1939	Committee		(policy research organization) since 1997 and Director thereof since
1980; Chairman of the Board of Trustees for Grantham University
since 2006; Director, InnoCentive, Inc. (strategic solutions company)
since 2005; Director of Cerego, LLC (software development and design)
since 2005.

Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	34 Funds	Newell Rubbermaid,
40 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	81 Portfolios	Inc. (manufacturing)
New York, NY 10022			since 2005.
1952

Joseph . Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	34 Funds	Greenlight Capital
40 East 52nd Street		2007	health system) since 2008; Partner, Amarna Corporation, LLC	81 Portfolios	Re, Ltd (reinsurance
New York, NY 10022			(private investment company) since 2002; Director, WQED		company)
1947			Multimedia (PBS and Multimedia, a not-for-profit company)
since 2002; Director, Jones and Brown (Canadian insurance broker)
since 1998; General Partner, Thorn Partner, LP (private investment)
since 1998.

Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	34 Funds	None
40 East 52nd Street		2007	financial consulting firm) since 1981.	81 Portfolios
New York, NY 10022
1945

Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	34 Funds	A Pharma, Inc.
40 East 52nd Street		2007	1999; Director of Forward Management, LLC since 2007; Director,	81 Portfolios	(specialty
New York, NY 10022			The James Irvine Foundation (philanthropic foundation) since 1997;		pharmaceuticals)
1938			Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005 Formerly Trustee, Metropolitan Series Funds, Inc. from
2001 to 2005.

54 ANNUAL REPORT

OCTOBER 31, 2008

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Fund/Portfolio	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	34 Funds	None
40 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	81 Portfolios
New York, NY 10022	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation
since 2001; Committee Member/Professional Ethics Committee
of the Pennsylvania Institute of Certified Public Accountants
since 2007; President and Trustee, Pittsburgh Catholic Publishing
Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.

Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	34 Funds	None
40 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	81 Portfolios
New York, NY 10022	the Audit		from 1997 to 2005. Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Indotronix International (IT services) since
2004; Director, Tippman Sports (recreation) since 2005.

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy
MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy
BlackRock Funds as follows: David O. Beim since 1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995;
Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph . Platt since 1999; Robert C. Robb, Jr. since 1999; Toby Rosenblatt since
2005; Kenneth L. Urish since 1999 and Frederick W. Winter since 1999.

Interested Trustees[3]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	184 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	295 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of each Fund and the Portfolio based on his position with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of each Fund and the Portfolio due to his consulting arrangement with BlackRock,
Inc. as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death or until December 31 of the year in which they turn 72.

ANNUAL REPORT

OCTOBER 31, 2008

55

Officers and Directors (concluded)

	Position(s)	Length of
Name, Address	Held with	Time
and Year of Birth	Fund/Portfolio	Served[2]	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	and Chief	2007	Managers, L ("MLIM") and Fund Asset Management, L ("FAM") in 2006; First Vice President thereof from
New York, NY 10022	Executive		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer

Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President	2007	2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
New York, NY 10022			1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial	2007	Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian . Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance	2007	BlackRock-advised Funds since 2007; Managing Director and Senior Counsel BlackRock, Inc. since 2005;
New York, NY 10022	Officer		Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
1959			Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors.

Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 637-7762.

Custodian	Transfer Agent		Accounting Agent	Independent Registered Public	Legal Counsel
Brown Brothers	PNC Global Investment		State Street Bank and	Accounting Firm	Sidley Austin LLP
Harriman & Co.	Servicing (U.S.) Inc.		Trust Company	Deloitte & Touche LLP	New York, NY 10019
Boston, MA 02109	Wilmington, DE 19809		Princeton, NJ 08540	Princeton, NJ 08540

Funds’ Address
BlackRock Global Emerging Markets Fund, Inc.
BlackRock Latin America Fund, Inc.
BlackRock International Fund of BlackRock Series, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

56 ANNUAL REPORT

OCTOBER 31, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and
(iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts.
These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-
public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quar-
terly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

Each Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share-
holder documents may be householded indefinitely unless you instruct us oth-
erwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the relevant
Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms
N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT

OCTOBER 31, 2008

57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Equity Dividend Fund	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Opportunities Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

58 ANNUAL REPORT

OCTOBER 31, 2008

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#GEMLAIF-10/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End[4]	End	End	End	End	End	End	End
BlackRock	$6,800	$6,800	$0	$0	$6,100	$6,100	$0	$1,049
International Fund

BlackRock Master
International	$27,000	$29,300	$0	$0	$0	$0	$0	$0
Portfolio

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.
4 The current fiscal period covers June 1, 2008 to October 31, 2008.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock International Fund	$293,600	$294,649

BlackRock Master International	$287,500	$287,500
Portfolio

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) Master International Index Series - Schedule of Investments
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Date: December 19, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Date: December 19, 2008